Exhibit 10.1

Fixed Credit Facility No. 20/00502-4, dated December 18, 2008 and as amended on June 15, 2012, September 24, 2020, December 28, 2020, June 13, 2022, and August 18, 2026, between Banco do Brasil S.A., Magallanes Navegação Brasileira S.A. (now known as Tidewater Navegação Brasileira S.A.), Tidewater Inc., Wilson, Sons Ultratug Participações S.A. (now known as Tidewater Offshore do Brasil S.A.), and Wilson Sons Offshore S.A. (now known as Tidewater do Brasil S.A.)

The original loan agreement and its amendments are in Portuguese. What follows is an English translation of each document, arranged in the order shown in the Table of Contents below.

Table of Contents

Fixed Credit Facility No. 20/00502-4, dated December 18, 2008	2
Amendment No. 1 to Fixed Credit Facility No. 20/00502-4, dated June 15, 2012	17
Amendment No. 2 to Fixed Credit Facility No. 20/00502-4, dated September 24, 2020	22
Amendment No. 3 to Fixed Credit Facility No. 20/00502-4, dated December 28, 2020	26
Amendment No. 4 to Fixed Credit Facility No. 20/00502-4, dated June 13, 2022	28
Amendment No. 5 to Fixed Credit Facility No. 20/00502-4, dated August 18, 2026	30

PUBLIC DEED OF FINANCING THROUGH FIXED CREDIT OPENING WITH RESOURCES FROM THE MERCHANT MARINE FUND – FMM No. 20/00502-4 MADE BY AND BETWEEN BANCO DO BRASIL S.A. AND MAGALLANES NAVEGAÇÃO BRASILEIRA S.A., WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

BE IT KNOWN to all who see this that in the year two thousand and eight (2008), on the eighteenth (18th) day of the month of December, in this city of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, I, ADRIANA SOARES DA SILVA, Substitute Clerk, of the Office of Notary and Registry of Maritime Contracts, headquartered at Rua do Acre, No. 28, Store and Mezzanine, in this city, duly enrolled with the CNPJ under No. 27.194.133/0001-00, I appeared by invitation at Avenida Presidente Vargas, No. 3131, 16th floor, room 1601, Centro – RJ;

there appeared the parties, duly contracted and agreed, on one side, as the contracted party, in this instrument abbreviated as LENDER, BANCO DO BRASIL S.A., a mixed-capital company, enrolled with the CNPJ under No. 00.000.000/0001-91, with headquarters at SBS Quadra 01, Block G, s/n, 24th floor (part), Asa Sul, Brasília – DF, through its Corporate Branch Teleporto (RJ), with headquarters at Avenida Presidente Vargas, No. 3131, 16th floor, room 1601, Centro, Rio de Janeiro – RJ, enrolled with the CNPJ under No. 00.000.000/4451-26, herein represented by its duly appointed attorney-in-fact Mr. LUIZ CARLOS DOS SANTOS, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****], pursuant to the Public Power of Attorney Instrument, drawn up at the 2nd Notary and Protest Office, District of Brasília – DF, in Book 2551, on page 009, on 03/08/2007, sub-granted under the terms of the Public Instrument, drawn up at the 19th Notarial Service, in Book M-370, on page 188, on 08/18/2008, which instruments are filed, by photocopy, in these Notarial Records, of which I certify;

and, on the other side, as the contracting party, hereinafter referred to as FINANCED PARTY (with LENDER and FINANCED PARTY, in this instrument, individually referred to, from time to time, as Party, and, jointly, as Parties), MAGALLANES NAVEGAÇÃO BRASILEIRA S.A., a closely held corporation, enrolled with the CNPJ under No. 07.191.820/0001-57, with headquarters at Avenida Rio Branco, No. 31, rooms 2114 and 2115, Centro, Rio de Janeiro – RJ, herein represented by its Chief Executive Officer Mr. MARK PIOTR JUZWIAK, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****]; and by its Director Mr. CARLOS MIGUEL SILVEIRA RIBEIRO, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****], in accordance with its Bylaws;

also appearing as INTERVENING PARTIES: I – REMOLCADORES ULTRATUG LTDA., a company duly organized and existing in accordance with the laws of the Republic of Chile, enrolled with the CNPJ under No. 08.529.751/0001-01, with headquarters at Avenida El Bosque Norte 500, floor 19, Las Condes, Santiago, Chile, herein represented by its duly appointed attorneys-in-fact Mr. FEDERICO CARLOS IRRGANG, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****]; Mr. ENZO ALBERTO RAGAZZONE STRELOW, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****]; and Mr. ALFREDO MIGUEL RUDOLPH, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****], pursuant to the Private Power of Attorney Instrument dated 08/12/2008, issued in the Spanish language, notarized, consularized, translated into the vernacular by the Sworn Public Translator Werner S. Rothschild Davidsohn, translation No. E-40683/08, Book No. 314, page No. 1, on 08/26/2008, and registered with the 7th Registry of Titles and Documents of the Judicial District of São Paulo – SP, under No. 1.692.818, on 08/26/2008, which instrument is filed, by photocopy, in these Notarial Records, of which I certify (INTERVENING GUARANTOR); II – MARK PIOTR JUZWIAK, previously qualified (INTERVENING DEPOSITARY);

The present parties identified as themselves by me, Substitute Clerk, and by the documentation presented, of which I certify; and by the parties it was uniformly and successively stated that, by this instrument, by mutual agreement and under the terms of the clauses that follow, they have agreed and contracted the following clauses:

CLAUSE ONE – GRANTING OF THE FINANCING AND DEFINITION OF THE CREDIT AMOUNT

In this act, the LENDER grants to the FINANCED PARTY a financing ("Financing"), and the latter accepts, through the opening of a fixed credit ("Credit") up to the limit of R$ 183,196,261.00 (one hundred eighty-three million, one hundred ninety-six thousand, two hundred sixty-one reais) ("Credit Limit Amount"), equivalent, on the date of 03/13/2007, to US$ 87,394,457.26 (eighty-seven million, three hundred ninety-four thousand, four hundred fifty-seven United States dollars and twenty-six cents), pursuant to Resolution No. 43, of 12/14/2007, of the Board of Directors of the Merchant Marine, published in the Official Federal Gazette on 12/24/2007, to be provided with resources from the Merchant Marine Fund – FMM.

CLAUSE TWO – BUDGET AND FORM OF USE OF THE CREDIT

The credit is intended for the financing of the construction of 04 (four) offshore support vessels, under the terms and conditions of construction contracts entered into between the FINANCED PARTY and the shipyard WILSON, SONS COMÉRCIO, INDÚSTRIA E AGÊNCIA DE NAVEGAÇÃO LTDA. ("Executor"), under the terms of the third paragraph of this clause, and shall be used in accordance with the completion of the stages of the construction project of each financed vessel, substantially in line with the Financial Schedules of the Vessels referred to in the fourth paragraph of this clause and Annexes I to IV.

FIRST PARAGRAPH – The resources arising from the Financing hereby granted shall be released by the LENDER, in accordance with the budgetary availability and financial schedule of the Merchant Marine Fund – FMM, and the LENDER may fulfill the obligation to pay said commitments directly to the Executor, or to its order, with the remainder of the requested disbursement, if any, released into the FINANCED PARTY's deposit account, No. [*****] maintained with the Branch – Corporate Teleporto RJ of the LENDER, by entry upon notice. The resources shall be released by the LENDER to the FINANCED PARTY upon receipt of a disbursement request submitted by the latter to the former. Upon receipt of a Disbursement Request, the LENDER shall carry out, within a maximum period of 15 (fifteen) Business Days from such receipt, a technical inspection regarding the payments made by the FINANCED PARTY and the funds released (or delivered directly to the Executor or, still, to its order, as permitted above) up to said date, under the terms of this instrument. The results of said technical inspection shall then be confirmed by the Merchant Marine Fund and communicated to the FINANCED PARTY. Once the above procedure is completed, the funds shall be released into the FINANCED PARTY's deposit account, by entry upon notice within up to 5 (five) days provided they are made available by the FMM. For the purposes of this instrument, "Business Day" shall mean the day on which financial institutions normally operate in the City of Rio de Janeiro, State of Rio de Janeiro, Brazil.

SECOND PARAGRAPH – The vessels to be built mainly with the resources of this Financing shall subsequently be registered with the Brazilian Special Registry (REB) and with the Maritime Court.

THIRD PARAGRAPH – The credit referred to in the caput of CLAUSE ONE shall be divided into 4 (four) subcredits:

SUBCREDIT "A": in the amount of R$ 43,926,174.99 (forty-three million, nine hundred twenty-six thousand, one hundred seventy-four reais and ninety-nine centavos), equivalent, on the date of 03/13/2007, to US$ 20,955,145.00 (twenty million, nine hundred fifty-five thousand, one hundred forty-five United States dollars), intended for the construction of a PSV 3000 type vessel, with the following basic characteristics: a) hull number: WS-104; b) gross tonnage: 3100 t; c) molded length overall: 72.55 m; d) molded breadth: 16.00 m; e) molded depth: 7.50 m; f) draft: 6.00 m; and g) construction material: steel ("Subcredit A").

SUBCREDIT "B": in the amount of R$ 43,926,174.99 (forty-three million, nine hundred twenty-six thousand, one hundred seventy-four reais and ninety-nine centavos), equivalent, on the date of 03/13/2007, to US$ 20,955,145.00 (twenty million, nine hundred fifty-five thousand, one hundred forty-five United States dollars) intended for the construction of a PSV 3000 type vessel, with the following basic characteristics: a) hull number: WS-105; b) gross tonnage: 3100 t; c) molded length overall: 72.55 m; d) molded breadth: 16.00 m; e) molded depth: 7.50 m; f) draft: 6.00 m; and g) construction material: steel ("Subcredit B").

SUBCREDIT "C": in the amount of R$ 43,926,174.99 (forty-three million, nine hundred twenty-six thousand, one hundred seventy-four reais and ninety-nine centavos), equivalent, on the date of 03/13/2007, to US$ 20,955,145.00 (twenty million, nine hundred fifty-five thousand, one hundred forty-five United States dollars) intended for the construction of a PSV 3000 type vessel, with the following basic characteristics: a) hull number: WS-106; b) gross tonnage: 3100 t; c) molded length overall: 72.55 m; d) molded breadth: 16.00 m; e) molded depth: 7.50 m; f) draft: 6.00 m; and g) construction material: steel ("Subcredit C").

SUBCREDIT "D": in the total amount of R$ 51,417,736.03 (fifty-one million, four hundred seventeen thousand, seven hundred thirty-six reais and three centavos), equivalent, on the date of 03/13/2007, to US$ 24,529,022.00 (twenty-four million, five hundred twenty-nine thousand twenty- two United States dollars), intended for the construction of a PSV 4500 type vessel, with the following basic characteristics: a) hull number: WS-107; b) gross tonnage: 4100 t; c) molded length overall: 87.40 m; d) molded breadth: 16.00 m; e) molded depth: 7.50 m; f) draft: 5.95 m; and g) construction material: steel ("Subcredit D").

FOURTH PARAGRAPH – The Financial Schedules for execution of the above works are described in Annexes I to IV – Financial Schedules of the Vessels, duly initialed by the Parties, which form part of this Public Deed. The FINANCED PARTY may unilaterally make modifications to the Financial Schedules of the Vessels provided that such modifications do not result in delays in the construction of the vessels or changes to the Project or Statement of Uses and Sources, as described in Clause Thirty-Second, item "a".

FIFTH PARAGRAPH –

I – Conditions Precedent to Disbursement: The release of the credit is subject to compliance with the following conditions: a) execution of this instrument by public deed with the Office of Notary and Registry of Maritime Contracts of Rio de Janeiro; b) proof of registration, with the Maritime Court, of the fiduciary ownership of the financed vessels given as collateral. If, at the time of the 1st disbursement, the fiduciary alienation is not registered with the Maritime Court, a bank guarantee issued by a first-tier bank shall be required, in the amount of the withdrawal, and for a period greater than or equal to 180 (one hundred eighty) days, with its cancellation allowed once said alienation is effected; c) constitution of the guarantees provided for in Clauses Fifteen, Sixteen, Seventeen, Eighteen and Twenty-Third of this instrument, as applicable; d) submission of a valid Negative Debt Certificate – CND, issued by the National Social Security Institute; e) absence of changes in market economic-financial conditions and/or supervening events relating to the FINANCED PARTY, which worsen its economic-financial situation, affecting its payment capacity in relation to the venture hereby financed, so as to alter it or make its realization impossible, under the terms of the project approved by the Merchant Marine Fund – FMM.

II – Representations and Warranties of the FINANCED PARTY: As a condition for this instrument, as well as for the performance of its terms and conditions by the Parties, the FINANCED PARTY represents and warrants to the LENDER, on the date of signature of this instrument as well as throughout its duration, that: a) there is no record of any notification regarding any potential irregularity in relation to its environmental obligations; b) it is up to date with all obligations that may exist before the MERCHANT MARINE FUND – FMM and the National Financial System (SFN);

SIXTH PARAGRAPH – The FINANCED PARTY undertakes to obtain prior consent from the LENDER to carry out any changes to its corporate capital that result in a change of its corporate control, pursuant to Article 116 of Law 6,404 of December 15, 1976.

CLAUSE THREE – EQUITY/OWN FUNDS AND PROOF OF APPLICATION OF FUNDS

It is the obligation of the FINANCED PARTY to have sufficient equity/own funds to make up the difference between the Credit Limit Amount and the amount of the budgets submitted, in the form of the Vessel Financing Schedules, and the FINANCED PARTY further undertakes to prove, in advance and in proportion to the amounts of each sub-credit disbursement, the respective application of its equity/own funds. Any amount exceeding the Credit Limit Amount with respect to the execution of the budgeted plan shall be excluded from it.

CLAUSE FOUR – SPECIAL STATEMENT – DISBURSEMENT OF FUNDS

The FINANCED PARTY declares that it is aware that the disbursement of funds referred to in this Public Deed by the LENDER is dependent on their effective release by the allocating body; therefore, the LENDER is exempt from any liability for non-compliance with the respective schedules.

CLAUSE FIVE – TERM

This Public Deed has a duration term of 7,305 (seven thousand, three hundred and five) days, counted from the date of its signature, with the FINANCED PARTY being obliged to pay on 12/18/2028 all obligations arising from this Public Deed.

SOLE PARAGRAPH – The payments due by the FINANCED PARTY to the LENDER under the Financing shall be subject to a grace period that shall begin on the date of signature of this instrument and shall extend until 12/18/2011 (the "Grace Period"). For the avoidance of doubt, during the Grace Period, no payment shall be due by the FINANCED PARTY to the LENDER.

CLAUSE SIX – FINANCIAL CHARGES

On the amounts posted to the credit opening account for this financing (PRINCIPAL), as well as on the resulting OUTSTANDING BALANCE, there shall accrue BASIC CHARGES calculated based on the variation index of the EXCHANGE RATE calculated based on the selling quotations of the United States dollar, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN, or any other economic-financial indicator that may replace it. On the above- mentioned amounts, duly updated by the respective BASIC CHARGES, there shall also accrue ADDITIONAL CHARGES at the interest rate of 3.1% p.a. (three point one percentage points per annum). Said charges shall be calculated on a daily basis using the linear method, based on the proportional rate (360-day year).

FIRST PARAGRAPH – The amounts of the BASIC CHARGES, referred to in the caput of this clause, shall be calculated, accounted for and capitalized monthly, on the BASE DATES, based on the closing quotation of the United States Dollar on the preceding business day, including during the GRACE PERIOD, on the DUE DATES of each INSTALLMENT and on other dates of settlement of the debt, and shall be demanded together with the amortizations of the PRINCIPAL, proportionally to their amortized nominal amounts, on the DUE DATES of each INSTALLMENT and on other dates of settlement of the debt.

SECOND PARAGRAPH – The amounts of the ADDITIONAL CHARGES, referred to in the caput of this clause, shall be calculated and capitalized quarterly on the BASE DATES, during the GRACE PERIOD, and calculated monthly during the amortization period, and shall be demanded, monthly together with the PRINCIPAL INSTALLMENT, on the DUE DATES of each INSTALLMENT and on other dates of settlement of the debt.

THIRD PARAGRAPH – The BASIC and additional CHARGES defined in this clause shall also be calculated, accounted for and demanded in eventual, partial or total payments, proportionally to the amounts paid.

CLAUSE SEVEN – FORM OF PAYMENT

Without prejudice to the maturity stipulated in CLAUSE FIVE and the amounts due provided in the other clauses, including financial charges, the OUTSTANDING BALANCE resulting from this Instrument, after the GRACE PERIOD indicated in the first paragraph of this clause, shall be paid in 204 (two hundred and four) monthly and successive installments, by automatic debit from the FINANCED PARTY's deposit account maintained with Branch [*****] – Corporate Teleporto (RJ), with the first falling due on 01/18/2012 and the last on 12/18/2028, each of them, on their respective due dates, corresponding to the result of dividing the adjusted OUTSTANDING BALANCE – excluding any installments due and already paid – by the number of installments to be paid.

FIRST PARAGRAPH – The GRACE PERIOD referred to in the caput of this clause is set at 36 (thirty-six) months and has as its start date December 18, 2008 and as its end date December 18, 2011.

SECOND PARAGRAPH – Any due date for amortization installments of PRINCIPAL and Charges that falls on Saturdays, Sundays or national holidays, including bank holidays, shall, for all purposes and effects of this Public Deed, be moved to the next following business day, with charges being calculated up to that date and, also as from that date, the next regular period for ascertainment and calculation of charges under this Public Deed commencing.

THIRD PARAGRAPH – It is expressly and irrevocably established that the abstention by the LENDER from exercising any rights it holds under this Public Deed or its agreement to delays in performance or default of an obligation by the FINANCED PARTY shall not affect those rights or powers – which may be exercised at any time – and shall not, in any way, alter the conditions stipulated in this Public Deed, nor shall they bind the LENDER with respect to future maturities or defaults.

FOURTH PARAGRAPH – Any receipt of installments outside the agreed deadlines shall constitute mere tolerance which shall not affect in any way the date of their maturities or the other clauses and conditions of this Instrument, nor shall it constitute novation or modification of the agreement, including with respect to charges arising from default, with the amount received being mandatorily allocated to the payment of the debt in the following order: penalty, default interest, ADDITIONAL CHARGES, overdue interest, other debited accessories, overdue PRINCIPAL and maturing PRINCIPAL. Discharge of the debt arising from this Public Deed shall occur upon settlement of the OUTSTANDING BALANCE referred to in the Form of Payment clause described above.

FIFTH PARAGRAPH – For the purposes of this CLAUSE, as well as for CLAUSE SIX above, the PARTIES agree on the following key concepts:

PRINCIPAL: refers to the amounts actually released (amount borrowed), at any time, including, if applicable, after the GRACE PERIOD, by virtue of this Public Deed.

BASIC CHARGES: refers to the variation of the EXCHANGE RATE of the U.S. dollar, which shall serve as the basis for updating the released amounts, in accordance with this CLAUSE. They accrue on the PRINCIPAL and shall be calculated, capitalized, accounted for and demanded in accordance with this CLAUSE.

ADDITIONAL CHARGES: refers to the interest rate of 3.1% p.a. (three point one percentage points per annum) to which the outstanding balance(s) of the transaction, already updated by the BASIC CHARGES, is/are subject. They shall be calculated, capitalized, accounted for and demanded monthly after the GRACE PERIOD in accordance with this CLAUSE.

DEFAULT INTEREST: refers to charges incurred in the event of default, as per CLAUSE FOURTEEN, Item (b). OUTSTANDING BALANCE: refers to the sum of the PRINCIPAL (as characterized), ADDITIONAL CHARGES (as characterized), default interest, expenses, commissions, penalties and other charges. It is the calculation basis for the application of BASIC and additional CHARGES.

SISBACEN: Central Bank Information System. Set of Information Technology resources, interconnected in a network, used by the Central Bank in conducting its processes.

PTAX: refers to an exchange rate calculated at the end of each day by the Central Bank; it is the average rate of all transactions with dollars carried out on that date in the interbank exchange market.

EXCHANGE RATE: relative value of the United States Dollar in relation to the Real, according to official information from the Central Bank of Brazil (SISBACEN).

BASE DATE: refers to the corresponding day in each month, including during the grace period, to that of the final maturity of the operation.

GRACE PERIOD: refers to the period in which the FINANCED PARTY shall be exempt from making reimbursements to the LENDER. In the specific case of this Public Deed, such exemption includes PRINCIPAL and charges.

CONSTANT AMORTIZATION SYSTEM (SAC): refers to a credit repayment scheme in which the PRINCIPAL (as characterized) is divided into equal and successive installments (constant amortizations).

DUE DATE: refers to the expiration date of the Public Deed, on which occasion the operation shall be completely settled.

INSTALLMENT: refers to the amounts due on the respective base dates, including a proportional amount of capital and charges, as described in this CLAUSE and in accordance with the SAC system (as characterized).

CLAUSE EIGHT – ACCELERATED MATURITY

If the FINANCED PARTY fails to pay promptly any of the installments provided for in this instrument, or if it does not have sufficient balance, on the dates of their respective maturities, for the LENDER to carry out the accounting entries intended for the respective settlements, as expressly provided for in CLAUSE TWENTY-FIFTH, the LENDER may consider all other remaining installments assumed in this instrument as accelerated and fully due, de pleno direito, and demand the total debt resulting therefrom.

FIRST PARAGRAPH – The LENDER may also consider fully due and demandable the debt resulting from existing operations if the FINANCED PARTY or the Guarantor:

a) suffers commercial protest of a bill, without payment or without being judicially stayed within 30 (thirty) days from the date of presentation for protest, the sum of which exceeds the total amount of R$ 500,000.00 (five hundred thousand reais), to be adjusted annually from the date of signature of this instrument by the General Market Price Index – IGPM published by Fundação Getúlio Vargas, or, in the event of its extinction or should its use become unfeasible, based on another economic- financial indicator that may replace it; or without presenting to the LENDER documentation proving the settlement of the debt within 30 (thirty) days from the date of presentation for protest;

b) (b.1) requests judicial or extrajudicial recovery; (b.2) has its bankruptcy requested without presenting the appropriate defenses (or the settlement of the debt that gave rise to such bankruptcy request) by the FINANCED PARTY within the statutory periods; or (b.3) for any reason, ceases its activities;

c) suffers a judicial action or tax proceeding without presenting appropriate defenses by the FINANCED PARTY within the statutory periods, and capable of endangering the guarantees established or the fulfillment of the obligations assumed herein; or without presenting to the LENDER documentation proving the settlement of the debt within a period of 30 (thirty) days;

d) directly or through prepositi or attorneys-in- fact, provides incomplete or altered information to the LENDER, including through public or private documents of any nature;

e) directly or through prepositi or attorneys-in- fact, fails to provide information that, if known by the LENDER, could alter its judgments and/or evaluations;

f) becomes default in other operation(s) maintained with the LENDER, the sum of which exceeds the total amount of R$ 500,000.00 (five hundred thousand reais), to be adjusted annually from the date of signature of this instrument by the IGPM/FGV, or replacing index; or without presenting to the LENDER documentation proving settlement of the debt within 30 (thirty) days from the date of default;

g) defrauds in whole or in part the asset(s) given as guarantee;

h) fails to keep current the insurance of the assets given as guarantee;

i) fails to enhance, within the period indicated in the notice given by the LENDER, the guarantee(s) established, as provided for in CLAUSE TWENTY- FIRST;

j) fails to maintain, during the term of the financing, the charter contracts referred to in the caput of CLAUSE TWENTY-THIRD, or similar ones regarding the vessels hereby financed, under the same revenue generation parameters as the current ones;

k) suffers assessments by government tax, environmental, or competition defense bodies, among others, without presenting appropriate defenses within statutory periods, or without presenting proof of settlement within 30 days. It is agreed that even if proper defenses are presented by the FINANCED PARTY, it shall be up to the LENDER, at its sole discretion, to consider the financing accelerated if the assessments are capable of endangering the guarantees constituted or the compliance with obligations assumed through this Public Deed;

l) suffers execution by any governmental authority of an act aiming to seize, expropriate, nationalize, condemn or in any way compulsively acquire all or a substantial part of the assets, properties, or capital stock shares of the beneficiary;

m) fails to notify the contracting parties of the Charter Contracts identified in Clause Twenty- Third, caput, and/or others to be entered into by the FINANCED PARTY, giving notice of the fiduciary assignment effected through this Public Deed and instructing them to deposit, in local currency, all resources arising from these contracts exclusively in the CENTRALIZED ACCOUNT, delivering a copy of these notices to the LENDER.

SECOND PARAGRAPH – Upon the occurrence of any of the hypotheses provided for in the caput of this Clause and FIRST PARAGRAPH above, as well as all other hypotheses of accelerated maturity provided for in this instrument, the LENDER shall notify the FINANCED PARTY so that, within a maximum period of 30 (thirty) calendar days, it cures the occurrence. Should the occurrence not be cured within the indicated maximum period, accelerated maturity shall be consolidated.

CLAUSE NINE – SUSPENSION OF CREDIT DISBURSEMENT

The LENDER may suspend the release of any of the subcredits if (i) the FINANCED PARTY fails to submit to the LENDER, within the period indicated by the latter, the documentation for the renewal of its credit limit; or (ii) if the FINANCED PARTY or the Guarantor has its name included in SERASA or CADIN as a result of non-compliance with its pecuniary obligations arising from credit contracts entered into with third parties; or (iii) in the event they are included in the register of bad check issuers (CCF) and also have their accounts closed at any credit institution, as a result of rules issued by the Central Bank of Brazil.

CLAUSE TEN – CREDIT RESERVE COMMISSION

The FINANCED PARTY shall pay to the LENDER a credit reserve commission of 0.1% (one tenth of one percent), due for each 30 (thirty) day period, or fraction thereof, and accruing on the balance requested by the FINANCED PARTY and not used of each installment of the credit, as from the day immediately following its availability, until the date of use, on which date its payment shall become due; or until the date of cancellation, made at the request of the FINANCED PARTY, or on the LENDER's own initiative, and whose payment shall become due on the date of the request, or of the LENDER's decision, as the case may be.

SOLE PARAGRAPH – The incidence of the commission referred to in the caput of this clause shall occur in the event of a disbursement request made by the FINANCED PARTY that will result in the establishment of a resource availability scheme. Notification of availability or cancellation of the credit shall be made formally by the Parties.

CLAUSE ELEVEN – STUDY COMMISSIONS

In addition to the Adjustment and Interest, the FINANCED PARTY authorizes the LENDER to debit from its deposit account, as remuneration for the services of analyzing the feasibility of this transaction, as well as for verifying the financial situation of the FINANCED PARTY, the amount of R$ 37,000.00 (thirty-seven thousand reais) (the "Study Commission").

CLAUSE TWELVE – SPECIAL AUTHORIZATION

The LENDER is hereby authorized, irrevocably and irreversibly, to inform the Merchant Marine Fund of the occurrence of any default of an obligation arising from this Public Deed.

CLAUSE THIRTEEN – SET-OFF OF CREDIT

The FINANCED PARTY, irrevocably and irreversibly, authorizes the LENDER, upon prior notice, to proceed with set-off, as provided for in article 368 of the Brazilian Civil Code, between the LENDER's credit, represented by the amount of the Outstanding Balance shown in the credit opening account, and the credits that the FINANCED PARTY has or may have with the LENDER.

CLAUSE FOURTEEN – DEFAULT

In the event of non-compliance with any obligation arising from this Public Deed or in the event of accelerated maturity of the Financing, the following financial charges shall be demanded, as from the default and on the defaulted amount, in substitution for Adjustment and Interest:

a) interest on overdue balance at market rate, as permitted by Resolution 1,129, of 05/15/1986, of the National Monetary Council;

b) default interest at the effective rate of 1% (one percent) per annum; and

c) a penalty of 2% (two percent) calculated and due on the payment dates, on the overdue amounts to be partially paid and, upon settlement of the Outstanding Balance, on the defaulted amount.

CLAUSE FIFTEEN – GUARANTEE – FIDUCIARY ALIENATION

For the security of the Principal of the debt and the other obligations arising from this Public Deed, the FINANCED PARTY grants, as a FIDUCIARY ALIENATION as collateral, under the terms of art. 13 of Law No. 7,652, of 02/03/1988, art. 27 of Law No. 10,893, of 07/13/2004, art. 1,361 and following of the Civil Code and § 3 of art. 66-B of Law No. 4,728/1965, as amended by Law No. 10,931/2004, the vessels whose construction is hereby financed, as described in the caput and THIRD PARAGRAPH of CLAUSE TWO, in the total amount of R$ 208,771,029.00 (two hundred eight million, seven hundred seventy-one thousand twenty-nine reais), the fiduciary ownership of which shall be transferred to the LENDER as from the date of its registration with the Maritime Court, as set forth in the THIRD PARAGRAPH below, regardless of any subsequent formality.

FIRST PARAGRAPH – The vessels subject to the fiduciary alienation agreed above shall remain in the possession of the FINANCED PARTY, which shall hold them in the name of the LENDER, assuming the responsibilities of depositary thereof, jointly and severally with Mr. MARK PIOTR JUZWIAK (INTERVENING DEPOSITARY), already qualified, who also assumes the responsibilities of depositary, undertaking not to dispose of them under any circumstances, not to alter them or change their situation, without the prior written consent of the LENDER, except for use for the purposes for which they are intended, namely, chartering to third parties. The FINANCED PARTY is further obliged to transfer possession of the vessels subject to fiduciary alienation to the LENDER, in the event of default of any obligation contained in this instrument, in accordance with the procedures set forth in Decree-Law No. 911/69. Once construction is completed, and until the vessels are made available for the commencement of the performance of the charter contracts mentioned in the caput of CLAUSE TWENTY-THIRD, the FINANCED PARTY is expressly authorized to make them available, as it sees fit, for use by third parties, upon simple communication to the LENDER, without prejudice to the assignment of rights that may arise during that period, in accordance with CLAUSE TWENTY-THIRD and its Paragraphs.

SECOND PARAGRAPH – In the event of default or delay in the contractual obligations, the LENDER may sell, publicly or privately, as it sees fit, the vessels hereby alienated in fiduciary guarantee and apply the amount obtained to the payment of the debt, making any surplus available to the FINANCED PARTY, always in strict compliance with the terms set forth in Decree-Law No. 911/69 and in this PARAGRAPH.

THIRD PARAGRAPH – In order to be effective against third parties and in accordance with the Maritime Property Registry Law (Law No. 7,652, of 02/03/1988), the FINANCED PARTY undertakes to register the encumbrance provided for in this clause with the Maritime Court.

CLAUSE SIXTEEN – STANDBY LETTER OF CREDIT

It is established that the FINANCED PARTY shall present to the LENDER a Standby Letter of Credit, issued by a foreign financial institution, with the prior consent of the LENDER, in an amount equivalent to 20% (twenty percent) of the Outstanding Balance on the date of its issuance (the "Standby Letter of Credit").

FIRST PARAGRAPH – The said Standby Letter of Credit shall be renewed every four years throughout the term of this Public Deed, and the FINANCED PARTY is obliged to present the new Standby Letters of Credit, in replacement of those maturing, with a minimum advance notice of 90 (ninety) days prior to their expiration dates, noting, however, that the 90 (ninety) day period provided herein shall be suspended on the date on which the FINANCED PARTY presents to the LENDER the replacement Standby Letters of Credit, resuming its count on the date on which the LENDER informs the FINANCED PARTY of its refusal, if applicable, allowing the FINANCED PARTY to obtain new Standby Letters of Credit within the remaining period.

SECOND PARAGRAPH – The LENDER accepts that the first Standby Letter of Credit be issued by Banco de Crédito e Inversiones (Chile), valid for a period of 4 (four) years and in the amount of US$ 24,600,000.00 (twenty-four million, six hundred thousand United States dollars).

CLAUSE SEVENTEEN – BANK GUARANTEE

The FINANCED PARTY undertakes, in the event it requests the 1st disbursement before the fiduciary alienation referred to in CLAUSE FIFTEEN is formalised and registered with the Maritime Court, to present a bank guarantee letter issued by a first-tier bank approved by the LENDER. This guarantee letter, if necessary, shall be issued for the amount of the withdrawals made, with express provision for adjustment and update of the guaranteed amount under the same terms of this Public Deed, and may not have a term of less than 180 (one hundred eighty) days, provided, however, that it may be terminated as soon as the aforementioned registration is effected.

CLAUSE EIGHTEEN – CORPORATE GUARANTEE

It is established that the FINANCED PARTY shall present to the LENDER a Corporate Guarantee Letter, issued by INVERSIONES MAGALLANES LIMITADA, a commercial company based in Chile, without CNPJ registration, in an amount corresponding to 100% (one hundred percent) of the total Outstanding Balance of this Public Deed, substantially in the form of Annex V hereto, certified and legalized before the Brazilian Consulate with jurisdiction over the area where the guarantor entity is headquartered, accompanied by a legal opinion rendered in terms satisfactory to the LENDER, issued by an attorney or law firm of notorious expertise, appointed by the guarantor entity and accepted by the LENDER, attesting to the legality of the establishment of the guarantee, which opinion shall contain, at a minimum, the considerations below, to be adjusted as applicable, according to the law of the guarantor's country:

a) statement that the legislation of the guarantor entity's country, its bylaws and internal regulatory acts, as well as any other acts necessary for the issuance of the opinion, have been examined;

b) confirmation of the legality of the establishment of the Corporate Guarantee, as well as the capacity and legitimacy of the guarantor entity to provide said guarantee, and compliance with legal and regulatory norms for assuming the obligations set forth in the Corporate Guarantee Letter, attaching a copy of the bylaws of the guarantor entity or equivalent document;

c) confirmation that the legal representatives of the guarantor entity who signed the Corporate Guarantee Letter were and remain duly authorized and had and continue to have the power to bind and obligate the guarantor entity, under the terms and conditions of the Corporate Guarantee Letter, attaching copies of official identification documents of the legal representatives of the guarantor entity;

d) statement that the Corporate Guarantee Letter does not violate the bylaws of the guarantor entity, constitutional norms and clauses, treaties, laws, normative and regulatory acts applicable to the guarantor entity or its corporate activities or any determination of a governmental body imposed on the guarantor entity, nor does it result in default of any contract to which the guarantor entity is a party or through which assets of the guarantor entity are encumbered;

e) confirmation of whether taxes apply to payments to be made by the guarantor entity as a result of compliance with the Corporate Guarantee, describing them in detail if applicable;

f) confirmation of the legality of the obligations assumed by the guarantor entity regarding the payment of taxes, if any, on amounts due and the consequent remittance of the net amount to the LENDER;

g) statement that the Corporate Guarantee Letter was executed in accordance with the formalities required by the law of the guarantor's country for the issuance of the Corporate Letter of Credit and that it constitutes a valid, effective and enforceable instrument;

h) statement that all acts have been performed and all registrations and/or authorizations from governmental agencies, departments, bodies or authorities of the guarantor entity's country have been obtained, intended to ensure the execution, validity and compliance of the Corporate Guarantee Letter by the guarantor entity;

i) confirmation that the choice of Brazilian jurisdiction is valid under the laws of the guarantor entity's country and that a final judicial decision rendered in Brazil is enforceable before the courts of the guarantor entity's country, indicating the requirements necessary for such effects to be produced;

j) confirmation that the choice of Brazilian law is valid and will be observed by the judicial authorities of the guarantor entity's country;

k) statement that there are no legal or administrative proceedings pending against the guarantor entity and, if there are, whether such proceedings compromise or not the guarantor entity's payment capacity.

CLAUSE NINETEEN – REDEMPTION SHARE

During the term of this Public Deed, the LENDER may, at its sole discretion, authorize the FINANCED PARTY, upon request, to dispose of any of the vessels whose construction is hereby financed, provided that the outstanding balances of their respective Subcredits are settled.

CLAUSE TWENTY – NEW ENCUMBRANCE

It is established that in the event of alienation, lease, assignment, transfer (except as authorized in CLAUSE FIFTEEN, FIRST PARAGRAPH) or any form of encumbrance of the assets constituting the guarantee in favor of third parties, without the prior consent of the LENDER, the credit shall become accelerated. The Parties expressly agree that upon termination of the contracts referred to in the caput of CLAUSE TWENTY-THIRD, for any reason, the vessels may be used by other companies, with prior knowledge of the LENDER, and provided that such availability does not conflict with the terms and conditions of this instrument, without prejudice to the assignment of rights referred to in CLAUSE TWENTY-THIRD and without such availability constituting a default under this instrument. It is also agreed that the contracts that will represent the new chartering services shall respect the same revenue generation parameters as the contracts described in the caput of CLAUSE TWENTY-THIRD.

CLAUSE TWENTY-ONE – ENHANCEMENT OF GUARANTEE

The FINANCED PARTY undertakes to enhance the guarantees granted in CLAUSE FIFTEEN, upon notification from the LENDER, in writing, detailing the reasons for the request for enhancement and documenting the devaluation of the vessels by means of an appraisal report prepared by an independent appraisal company recognized in the market. The LENDER may only request the enhancement provided for herein if the appraisal report obtained demonstrates that the market value of the vessels, taken together, represents less than 130% (one hundred thirty) percent of the Outstanding Balance. In this case, the FINANCED PARTY shall take steps within a maximum period of 60 (sixty) days to restore the percentage of 130% (one hundred thirty percent) of the Outstanding Balance to be paid, failing which the debt shall become accelerated.

CLAUSE TWENTY-TWO – BUILDER'S RISK INSURANCE

Once 30% (thirty percent) of the amount of the Financing has been released, the FINANCED PARTY undertakes to present a Builder's Risk insurance policy, contracted by the builder shipyard, in the amount of the vessels considered ready, with a beneficiary clause in favor of Banco do Brasil S/A and effective until the completion of the construction of the vessels.

SOLE PARAGRAPH – Failure to present an insurance policy under the conditions specified in this clause shall result in the blocking of the installments to be released to the FINANCED PARTY, and the LENDER may, at its discretion, consider the Financing accelerated in strict compliance with the procedure set forth in the SECOND PARAGRAPH of CLAUSE EIGHT, above.

CLAUSE TWENTY-THREE – FIDUCIARY ASSIGNMENT OF CREDIT RIGHTS

For the guarantee of the principal of the debt and the other obligations arising from this instrument, the FINANCED PARTY assigns and transfers to the LENDER, in a fiduciary capacity by this instrument and in the best form of law, on a "pro-solvendo" basis and in the exact amounts as they become due, the rights to the credits arising from the receipt of the amounts specified in Charter Contracts No. 2050.0028724.07.2, No. 2050.0028727.07.2, No. 2050.0030651.07.2, No. 2050.0030654.07.2, executed on 03/22/2007, 03/22/2007, 05/15/2007 and 05/15/2007, respectively, between the FINANCED PARTY and PETRÓLEO BRASILEIRO S.A. – PETROBRAS, and/or others to be executed by the FINANCED PARTY, relating to the vessels financed under this Public Deed. Should the amount made available be insufficient for the payment of the LENDER's credit, the FINANCED PARTY shall remain liable for the remaining debt. In the event of interruption of these contracts, the FINANCED PARTY shall proceed with the replacement and/or supplementation by contracts similar to those previously identified, under the same revenue generation parameters.

FIRST PARAGRAPH – The Parties agree that, before the entry into force of the Charter Contracts referred to in the caput of this Clause, the FINANCED PARTY may make the vessels available for use by other companies, with the prior knowledge of the LENDER, provided that such availability does not conflict with the terms and conditions of this Public Deed, and also that the contracts representing chartering services shall respect the same revenue generation parameters of the contracts identified in the caput of this clause.

SECOND PARAGRAPH – The FINANCED PARTY undertakes to maintain during the term of this Public Deed the Charter Contracts of the financed vessels under the terms provided for in the caput, under penalty of accelerated maturity of the debt, at the LENDER's discretion.

THIRD PARAGRAPH – The CENTRALIZED ACCOUNT of this credit operation shall be owned by the FINANCED PARTY, opened under No. [*****] at Branch [*****] Corporate Teleporto RJ, of Banco do Brasil, and shall receive solely the credits of the Charter Contracts described in the caput of this Clause as well as the resources of new contracts executed by any other parties who come to contract the services of the FINANCED PARTY, relating to the vessels financed within the scope of this Public Deed. The CENTRALIZED ACCOUNT shall be operated exclusively by the LENDER, through the transfer mechanism, and the issuance of checks or any other means of movement against it shall not be permitted.

FOURTH PARAGRAPH – The FINANCED PARTY grants to the LENDER an irrevocable and irreversible power of attorney with special powers, for the purposes of the provisions of the Fourth Paragraph above, of the Brazilian Civil Code, article 686 sole paragraph, which power of attorney shall remain in force until the full settlement of all obligations provided for in this Public Deed, and the LENDER may, individually, block and retain, on the date of occurrence of any default, until the regularization of the respective obligations assumed by the FINANCED PARTY, resources deposited in the CENTRALIZED ACCOUNT, described in the Fourth Paragraph above, up to the limit of the amounts due and unpaid under the terms of this Public Deed, until the regularization of the obligations assumed by the FINANCED PARTY in this Public Deed, as well as transfer the resources deposited in the RESERVE ACCOUNT, described in Clause Thirty-Second item "f", in full or partial settlement of the debts arising from this Public Deed.

FIFTH PARAGRAPH – Upon the deposit of any amounts into the CENTRALIZED ACCOUNT, the LENDER shall first verify if there is and persists, on that date, any default in payment of any amounts owed by the FINANCED PARTY to the LENDER under this Public Deed, including any possible replenishment of the RESERVE ACCOUNT. If there are no due and unpaid payments, the LENDER shall, within a maximum of 2 (two) business days from the date on which the said deposit is made, transfer the deposited resources to the DEPOSIT ACCOUNT of the FINANCED PARTY maintained with Branch [*****] Corporate Teleporto (RJ) of the LENDER. Exclusively if there are any due and unpaid payments or insufficiency in the balance of the RESERVE ACCOUNT, the LENDER shall block, retain and debit exclusively the amount due and unpaid by the FINANCED PARTY for the purpose of settling the same or for the purpose of replenishing the balance of the RESERVE ACCOUNT, and shall also transfer, within a maximum of 2 (two) business days from the date on which the said deposit is made, the remaining resources, if any, to the same DEPOSIT ACCOUNT of the FINANCED PARTY maintained with Branch [*****] Corporate Teleporto (RJ) of the LENDER.

CLAUSE TWENTY-FOUR – INSURANCE OF THE VESSELS WHOSE CONSTRUCTION IS HEREBY FINANCED

The FINANCED PARTY undertakes to contract, directly or by endorsement to existing policies, within up to 60 (sixty) days from the completion of the construction of the vessels, hull and equipment insurance (property insurance) for the term of the Financing, with annual renewals, and for the ready value of the vessels to be financed, with the mandatory inclusion of a beneficiary clause in favor of BANCO DO BRASIL S.A.

CLAUSE TWENTY-FIVE – AUTHORIZATION FOR ACCOUNT DEBIT

The FINANCED PARTY authorizes the LENDER to apply, for the purpose of paying the Installments provided for in this instrument, to cover partially or totally the amount of the Outstanding Balance shown in the FINANCED PARTY's credit opening account, any amounts credited, for any reason, to deposit account No. [*****], maintained with Branch [*****] – Corporate Teleporto RJ, of the LENDER.

CLAUSE TWENTY-SIX – ASSIGNMENT OF CREDIT

The LENDER is authorized, at any time, to assign, transfer or pledge the credit arising from this instrument, as well as to assign its rights, securities, guarantees or interests to third parties, in the manner regulated by the National Monetary Council, and the LENDER shall, for such purpose, send prior notice to the FINANCED PARTY with a minimum advance notice of 30 (thirty) days.

CLAUSE TWENTY-SEVEN – JURISDICTION AND PLACE OF PAYMENT

The Outstanding Balance shall be paid at the LENDER's branch located in this city (Branch [*****] – Corporate Teleporto RJ), and the competent court to hear and decide any controversy arising from this Public Deed is that of the Federal Capital, provided, however, that the LENDER reserves the right to choose that of the Capital District of the State of Rio de Janeiro, that of the FINANCED PARTY's domicile or that of the location of any of the vessels whose construction is hereby financed.

CLAUSE TWENTY-EIGHT – IRREGULAR APPLICATION OF THE CREDIT

The acceleration of all obligations assumed by the FINANCED PARTY shall occur, with the debt becoming due and payable and any disbursement immediately suspended, in the event of non-completion of the project subject of the Financing, as well as of application of the granted resources for a purpose other than that provided for in this Public Deed, which shall subject the FINANCED PARTY to a penalty of 10% (ten percent) on the amount of resources not applied as agreed, replacing the Interest and Adjustment agreed in CLAUSE SIX with the application, on the Outstanding Balance already increased by the 10% (ten percent) penalty hereby admitted, of the default charges mentioned in CLAUSE FOURTEEN, as from the date(s) on which the resources were released to the FINANCED PARTY until the date of effective settlement of the debt.

CLAUSE TWENTY-NINE – FISCAL REGULARITY

The FINANCED PARTY presented the following documents valid as of this date: Negative Debt Certificate (CND) from INSS, serial number 001022008-17300820, issued on 09/03/2008; FGTS Regularity Certificate (CRF), serial number 2008092601241327158804, issued on 09/26/2008; Joint Negative Certificate of Debts Relating to Federal Taxes and Active Debt of the Union, control code 2764.ECF4.F022.25B3, issued on 09/03/2008.

SOLE PARAGRAPH – For the purpose of releasing resources, the FINANCED PARTY undertakes to present to the LENDER, valid on the date of release, the Negative Debt Certificate (CND) from INSS.

CLAUSE THIRTY – COVERAGE RATIO

The FINANCED PARTY undertakes to maintain a debt service coverage ratio (EBITDA vs Debt Service) of at least 1.1:1 (one point one EBITDA for each one of Debt Service payment), calculated based on the financial statements as of December 31 of each year. In the event that this ratio is not achieved, the FINANCED PARTY is obliged to make a capital contribution in the amount necessary to fully comply with the provisions of this clause. For the purposes of this Clause, "EBITDA" shall mean the sum of the items of Net Income, plus Net Financial Expense (income), plus Income Tax and social contributions, plus Depreciation and amortization, plus other net non-operating expenses (revenues), plus reversal of interest on equity, and plus losses (gains) resulting from equity pickup in the results of investments in affiliated/controlled companies, as per the financial statements approved by the FINANCED PARTY's shareholders, and "Debt Service" shall mean the total debt service of the company to be paid, composed of Principal, Adjustment and Interest, included in current liabilities.

CLAUSE THIRTY-ONE – INTERVENING DEPOSITARY

The FINANCED PARTY appoints as faithful depositary of the vessels to be built with the resources of this Financing MARK PIOTR JUZWIAK, previously qualified, who undertakes to comply with the provisions of items I and II of article 1,363 of the Civil Code, being civilly and criminally liable for the custody and conservation of said vessels.

FIRST PARAGRAPH – The faithful depositary may be replaced, by mutual agreement between the LENDER and the FINANCED PARTY, upon legal formalization in a specific instrument, within up to 30 (thirty) days from the appointment of the new depositary.

SECOND PARAGRAPH – The faithful depositary shall remain responsible for the vessels until the appointment of a new depositary is formalized by the Parties, who shall assume the responsibilities subject to this clause.

CLAUSE THIRTY-TWO – OTHER OBLIGATIONS

The FINANCED PARTY is further obliged to:

a) only promote modifications to the project or to the Statement of Uses and Sources of the project after the consent of Banco do Brasil S/A;

b) take such measures as are necessary and convenient so that the construction and service contracts, as well as the acquisition of any goods concerning the execution of the supported undertaking, are made at market prices, also taking into account other relevant factors, such as: delivery period, efficiency and reliability of the goods, availability of maintenance facilities and spare parts for such goods, and, in the case of services, their quality and the competence of the parties providing them;

c) allow the LENDER broad supervision of the application of resources for the execution of the project, granting its representatives or agents free access to its premises, as well as any of its documents or accounting, legal or other records, including those involving bank secrecy, under penalty of acceleration of this Public Deed and immediate enforceability of the debt;

d) comply with the provisions of Federal, State and Municipal Legislation regarding environmental preservation, observing technical and legal criteria for the preservation of riparian forests, slopes and hilltops, soil and water conservation, pest management, water source protection, fauna and flora protection and other environmental conservation considerations, as applicable to the FINANCED PARTY;

e) prepare and ensure that the Executor maintains, in a visible and prominent place, a plaque alluding to the participation of Banco do Brasil S.A., with resources from the Merchant Marine Fund, with the following wording: "Venture financed by Banco do Brasil S.A., with resources obtained through the Merchant Marine Fund – FMM";

f) Establish by no later than June 18, 2011, the sixth month prior to the end of the grace period provided for in the SOLE PARAGRAPH of CLAUSE FIVE, a "debt service reserve account", containing a minimum balance of 3 (three) future installments of the Outstanding Balance, to be maintained until the settlement of this Public Deed (the "RESERVE ACCOUNT"). The RESERVE ACCOUNT shall be owned by the FINANCED PARTY, opened under No. [*****] at Branch [*****] Corporate Teleporto RJ, of Banco do Brasil, which shall yield at least interest equivalent to that of the savings passbook, and the LENDER may choose another type of investment that generates profit similar to or greater than that of the savings passbook, provided it has a similar risk profile. The RESERVE ACCOUNT shall be operated exclusively by the LENDER, through the transfer mechanism, and the issuance of checks or any other means of movement against it shall not be permitted.

CLAUSE THIRTY-THREE – INTERVENING GUARANTOR

In addition to the Corporate Guarantee Letter, issued by INVERSIONES MAGALLANES LIMITADA, described in Clause Eighteen, REMOLCADORES ULTRATUG LTDA, (the "GUARANTOR"), previously qualified, also signs this Public Deed, as guarantor and principal payer, and this guarantee is absolute, irrevocable, irreversible and unconditional, not allowing any type of exoneration, and the Guarantor expressly waives the benefits of articles 827, 830, 834, 835, 837 and 838, all of the Brazilian Civil Code, being jointly and severally liable for the performance of all obligations assumed by the FINANCED PARTY in this instrument.

MAGALLANES NAVEGAÇÃO BRASILEIRA S.A. presented the following Certificates:

a) Certificate of Negative Debt Relating to Social Security Contributions and Third-Party Contributions No. 001762008-17300820, issued on 12/11/2008, by the Federal Revenue Secretariat of Brazil;

b) Certificates from the 1st, 2nd, 3rd and 4th Offices of Distribution Records, with nothing appearing therein;

c) Certificates from the 1st and 2nd Offices of Registry of Interdictions and Guardianships, with nothing appearing therein;

d) Certificate of Distribution of Civil, Criminal, Tax Execution and Special Small Claims Court Actions of the Federal Court, issued on 11/26/2008, with nothing appearing therein;

e) FGTS Regularity Certificate – CRF, showing regular status;

f) Joint Negative Certificate of Debts Relating to Federal Taxes and Active Debt of the Union, issued by the Ministry of Finance – Attorney General's Office of the National Treasury, Federal Revenue Secretariat of Brazil, issued on 10/16/2008, certifying that there are no outstanding matters in the name of Magallanes Navegação Brasileira S.A., relating to taxes administered by the Federal Revenue Secretariat of Brazil (RFB) and registrations in the Active Debt of the Union with the Attorney General's Office of the National Treasury (PGFN);

g) Encumbrance Certificate No. 00542/2008, issued by the Maritime Court, issued on 10/28/2008, relating to hull "WS 104", with nothing appearing therein;

h) Encumbrance Certificate No. 00543/2008, issued by the Maritime Court, issued on 10/28/2008, relating to hull "WS 105", with nothing appearing therein;

i) Encumbrance Certificate No. 00544/2008, issued by the Maritime Court, issued on 10/28/2008, relating to hull "WS 106", with nothing appearing therein;

j) Encumbrance Certificate No. 00545/2008, issued by the Maritime Court, issued on 10/28/2008, relating to hull "WS 107", with nothing appearing therein, which instruments are filed, by photocopy, in these Notarial Records, of which I certify.

By the Contracting Parties, it was declared that they accept the Certificates presented, and waive any other Certificates possibly not presented, exempting the Notary's Office and this Clerk from any and all Civil and Criminal liability.

By the Contracting Parties, it was finally told to me that they authorize the Mr. Officer of Registry of Maritime Contracts to proceed with all Registrations and Annotations necessary for the regularization of this deed. Thus they stated and requested that I draw up this present deed in my notes, which was read aloud before the contracting parties who accepted it as drafted, waiving instrumental witnesses in accordance with article 391 of the CNCGJ.

I certify that for this instrument, the following fees are due: R$ 912.90 table 8 No. 1; R$ 9,129.00 table 7 Obs. 3rd; R$ 14.49 table 7 No. 2b; R$ 5,039.40 table 7 Obs. No. 12a; R$ 3.65 scanning; R$ 5.46 IT; R$ 4.19 communication; R$ 9.12 filing and contribution provided for in Law No. 489 and Law 590 R$ 97.80; R$ 3,023.64 (20% of Law 3217/99); R$ 755.91 Law 4,664/05; R$ 755.91 complementary law 111/06; R$ 18.91 distribution.

I, Adriana Soares da Silva, Substitute Clerk, drew up, read, close, subscribe and sign this act, collecting the signatures.

LENDER:

BANCO DO BRASIL S.A.

/s/ Luiz Carlos Dos Santos

Luiz Carlos Dos Santos

FINANCED PARTY:

MAGALLANES NAVEGAÇÃO BRASILEIRA S.A.

/s/ Mark Piotr Juzwiak

Mark Piotr Juzwiak

/s/ Carlos Miguel Silveira Ribeiro

Carlos Miguel Silveira Ribeiro

INTERVENING PARTIES:

I – REMOLCADORES ULTRATUG LTDA.

/s/ Federico Carlos Irrgang

Federico Carlos Irrgang

/s/ Enzo Alberto Ragazzone Strelow

Enzo Alberto Ragazzone Strelow

/s/ Alfredo Miguel Rudolph

Alfredo Miguel Rudolph

II –

/s/ Mark Piotr Juzwiak

Mark Piotr Juzwiak

TRANSCRIBED on this date. And I, Adriana Soares da Silva, Substitute Clerk, subscribe and publish it in plain form.

IN WITNESS WHEREOF (OF THE TRUTH)

/s/ Adriana Soares da Silva

[stamp of Adriana Soares da Silva, Substitute Clerk]

FIRST AMENDMENT TO THE PUBLIC DEED OF FINANCING WITH RESOURCES FROM THE MERCHANT MARINE FUND, FIXED CREDIT LINE NO. 20/00502-4, ENTERED INTO BETWEEN BANCO DO BRASIL S.A. AND MAGALLANES NAVEGAÇÃO BRASILEIRA S.A., WITH THE INTERVENTION OF THIRD PARTIES, as follows:

KNOW ALL MEN BY THESE PRESENTS that in the year two thousand and twelve (2012), on the fifteenth (15th) day of June, in this city of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, I, ELIANA MURCE PEREIRA, Deputy Registrar of the Registry of Notarial Acts and Maritime Contracts, with headquarters at Rua do Acre, no. 28, Ground Floor and First Floor, in this city, duly registered with the CNPJ under No. 27.194.133/0001- 00, attended by invitation at Avenida Presidente Vargas, No. 3131, 16th floor, room 1601, Centro – RJ;

the contracting parties, acting in good faith, appeared before the notary, namely the first contracting party, BANCO DO BRASIL S.A., a mixed- capital company, with its registered office in Brasília (DF), through its Teleporto - RJ Business Branch, with its registered office at Avenida Presidente Vargas, no. 3131, 16th floor, room 1601, Centro – RJ, registered with the CNPJ under No. 00.000.000/4451-26, hereinafter referred to as the LENDER, in this instrument represented by its duly authorized agent, Mr. CARLOS AUGUSTO DE MATTOS BORBA, [*****], registered with the CPF under No. [*****], with business address at [*****], pursuant to the Public Deed of Power of Attorney, drawn up at the Registry of the 3rd Notary and Protest Office of Brasília – DF, in Book 2377, on page 181, on 07/14/2009, confirmed by that Notary's Office by means of a notice dated 04/10/2012 and signed by Notarial Assistant Danielle Baptista Moreira, subdelegated pursuant to the Public Deed drawn up at the 22nd Notary's Office, in Book No. 895, on pages 029/030, on 01/06/2010, confirmed through the Notary Seal Distribution System of the General Corregidor of Justice of the State of Rio de Janeiro, under consultation No. S02835880, on 05/23/2012; which instruments are filed, by Xerox copy, in these Notarial Records, of which I certify;

and on the other side, as the second contracting party herein referred to as FINANCED PARTY, MAGALLANES NAVEGAÇÃO BRASILEIRA S.A., a limited business company headquartered at Avenida Rio Branco, 31, rooms 2114 and 2115, Centro, Rio de Janeiro (RJ), enrolled with the CNPJ/MF under No. 07.191.820/0001-57, represented herein by its President Director, Mr. ARNALDO CALBUCCI FILHO, [*****], enrolled with the CPF under No. [*****], and by its Executive Director, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], enrolled with the CPF under No. [*****], both with business address at the Financed Party's headquarters, as per its Bylaws;

and as INTERVENING DEPOSITARY, the FINANCED PARTY and jointly and severally, Mr. LUÍS GUSTAVO BUENO MACHADO, qualified above, and, also, as INTERVENING GUARANTOR, the company REMOLCADORES ULTRATUG LTDA., a company legally constituted and existing in accordance with the laws of the Republic of Chile, enrolled with the CNPJ under No. 08.529.751/0001-01, headquartered at Avenida El Bosque Norte, 500, piso 19, Las Condes, Santiago, Chile, represented herein by its duly authorized attorney-in-fact Mr. ENZO ALBERTO RAGAZZONE STRELOW, [*****], enrolled with the CPF under No. [*****], residing and domiciled at [*****]; under the terms of the private power of attorney instrument, dated 06/05/2012, issued in the Spanish language, duly notarized, consularized at the Consulate General of Brazil in Santiago, Chile, translated into the vernacular by the Sworn Public Translator and Commercial Interpreter Paulo Fernando Santos de Lacerda, translation No. J2560/12, on 06/13/2012, and registered at the 4th Registry of Titles and Documents, of this District, under No. 902944, on 06/15/2012, which instrument is filed in these Notarial Records, by xerox copy, of which I certify; The present individuals identified as themselves by me, Substitute Clerk, and by the documentation presented, of which I certify; And, in my presence, by the contracting parties, I was told that, by this instrument, by mutual agreement and under the clauses that follow, they have agreed upon and contracted the following clauses:

CLAUSE ONE – PURPOSE: This instrument aims to amend, in the manner of the clauses below, the PUBLIC DEED OF FINANCING WITH RESOURCES FROM THE MERCHANT MARINE FUND, FIXED CREDIT LINE NO. 20/00502-4, hereinafter referred to simply as the PUBLIC DEED, signed between the parties on December 18, 2008, in the amount up to the limit of R$ 183,196,261.00 (one hundred and eighty-three million, one hundred and ninety-six thousand, two hundred and sixty-one reais), equivalent to up to US$ 87,394,457.26 (eighty-seven million, three hundred and ninety-four thousand, four hundred and fifty-seven United States dollars and twenty-six cents), considering the average value of R$ 2.0962 (two reais, nine hundred and sixty-two ten- thousandths of a cent) as the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of 03/13/2007, disclosed through transaction PTAX 800, option 5 – quotations for accounting, of the Central Bank Information System – SISBACEN., which will mature within 7,305 (seven thousand, three hundred and five) days, on December 18, 2028, and secured by:

Fiduciary Sale of the financed vessels provided as security, namely hulls "WS-104", "WS-105", "WS- 106", and "WS-107";

Standby Letter of Credit issued by BANCO DE CRÉDITO E INVERSIONES, a foreign financial institution, headquartered in Santiago (Chile), not registered with the National Register of Legal Entities (CNPJ), in an amount equivalent to 20% (twenty percent) of the outstanding balance on the date of its issue, which shall be renewed every four years during the term of the AGREEMENT;

A Corporate Guarantee Letter issued by INVERSIONES MAGALLANES LIMITADA, a commercial company headquartered in Chile, not registered with the National Register of Legal Entities (CNPJ), in an amount corresponding to 100% (one hundred percent) of the total outstanding balance of the PUBLIC DEED, notarized and consularized;

Guarantee from REMOLCADORES ULTRATUG LTDA.; the transaction also includes a Fiduciary Assignment of Credit Rights arising from the receivables resulting from the amounts specified in Charter Party Agreements No. 2050.0028724.07.2, 2050.0028727.07.2, 2050.0030651.07.2, and 2050.0030654.07.2, entered into between the FINANCED PARTY and Petróleo Brasileiro S.A. – PETROBRAS, in relation to vessels financed by the PUBLIC DEED.

The PUBLIC DEED is registered with the Notary's Office and Registry of Maritime Contracts in this city, on 03/02/2009, in Book No. 2, under registrations 3662/R-2, 3662/R-3, 3662/AV-4, 3662/AV-5, 3662/R-6, 3663/R-2, 3663/R-3, 3663/AV-4, 3663/AV-5, 3663/R-6, 3664/R-2, 3664/R-3, 3664/AV-4, 3664/AV-5, 3664/R-6, 3665/R-2, 3665/R-3, 3665/AV-4, 3665/AV-5, 3665/R-6.

CLAUSE TWO – OBJECT: The FINANCED PARTY and the LENDER mutually and by agreement hereby amend the PUBLIC DEED, replacing the faithful depositary Mr. MARK PIOTR JUZWIAK with Mr. LUÍS GUSTAVO BUENO MACHADO, as provided in the FIRST PARAGRAPH of CLAUSE THIRTY-ONE – INTERVENING DEPOSITARY, and change the total financing amount and the specific amount of Sub-credit "C", relating to Hull WS-106, as a consequence of the value supplementation, which was deliberated by the Board of Directors of the Merchant Marine Fund – CDFMM, in Resolution No. 96, of 05/12/2011, published in the Official Federal Gazette on 06/22/2011, modifying CLAUSE ONE – GRANT OF FINANCING AND DEFINITION OF THE CREDIT AMOUNT and the THIRD PARAGRAPH of CLAUSE TWO – BUDGET AND FORM OF USE OF THE CREDIT, of the PUBLIC DEED, with the following texts taking effect:

CLAUSE ONE – GRANT OF FINANCING AND DEFINITION OF THE CREDIT AMOUNT: In this act, the LENDER grants the FINANCED PARTY a financing ("Financing"), which this accepts, through a fixed credit facility ("Credit") up to the limit of R$ 185,720,024.89 (one hundred eighty-five million, seven hundred twenty thousand, twenty-four reais and eighty-nine centavos) ("Credit Limit"), equivalent to up to US$ 88,598,428.05 (eighty-eight million, five hundred ninety-eight thousand, four hundred twenty-eight United States dollars and five cents), considering the average value of R$ 2.0962 (two reais, nine hundred sixty-two ten-thousandths of a centavo), as the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of 03/13/2007, disclosed through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN, according to Resolution No. 43, of 12/14/2007, of the Board of Directors of the Merchant Marine, published in the DOU on 12/24/2007, to be provided with resources originating from the Merchant Marine Fund – FMM. In the financing amount mentioned above, R$ 2,523,763.89 (two million, five hundred twenty- three thousand, seven hundred sixty-three reais and eighty-nine centavos) is included, relating to the total supplementation amount, referring to Hull "WS-106", granted to the FINANCED PARTY by the Board of Directors of the Merchant Marine Fund – CDFMM, according to the deliberation of Resolution No. 96, of 05/12/2011, published in the Official Federal Gazette on 06/22/2011.

THIRD PARAGRAPH: The credit referred to in the head provision of CLAUSE ONE shall be divided into 04 (four) sub-credits:

I – SUB-CREDIT "A" in the amount of R$ 43,926,174.99 (forty-three million, nine hundred twenty-six thousand, one hundred seventy-four reais and ninety-nine centavos), equivalent to US$ 20,955,145.00 (twenty million, nine hundred fifty- five thousand, one hundred forty-five United States dollars), considering the average value of R$ 2.0962 (two reais, nine hundred sixty-two ten- thousandths of a centavo), as the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of 03/13/2007, disclosed through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN, intended for the construction of a PSV 3000 type vessel, with the following basic characteristics: a) hull number: "WS-104"; b) gross tonnage: 3100t; c) molded length overall: 72.55m; d) molded breadth: 16.00m; e) molded depth: 7.50m; f) draft: 6.00m; and g) construction material: steel.

II – SUB-CREDIT "B" in the amount of R$ 43,926,174.99 (forty-three million, nine hundred twenty-six thousand, one hundred seventy-four reais and ninety-nine centavos), equivalent to US$ 20,955,145.00 (twenty million, nine hundred fifty- five thousand, one hundred forty-five United States dollars), considering the average value of R$ 2.0962 (two reais, nine hundred sixty-two ten- thousandths of a centavo), as the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of 03/13/2007, disclosed through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN, intended for the construction of a PSV 3000 type vessel, with the following basic characteristics: a) hull number: "WS-105"; b) gross tonnage: 3100t; c) molded length overall: 72.55m; d) molded breadth: 16.00m; e) molded depth: 7.50m; f) draft: 6.00m; and g) construction material: steel.

III – SUB-CREDIT "C" in the amount of R$ 46,449,938.88 (forty-six million, four hundred forty-nine thousand, nine hundred thirty-eight reais and eighty-eight centavos), equivalent to US$ 22,159,115.96 (twenty-two million, one hundred fifty-nine thousand, one hundred fifteen United States dollars and ninety-six cents), considering the average value of R$ 2.0962 (two reais, nine hundred sixty-two ten-thousandths of a centavo), as the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of 03/13/2007, disclosed through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN, intended for the construction of a PSV 3000 type vessel, with the following basic characteristics: a) hull number: "WS-106"; b) gross tonnage: 3100t; c) molded length overall: 72.55m; d) molded breadth: 16.00m; e) molded depth: 7.50m; f) draft: 6.00m; and g) construction material: steel.

IV – SUB-CREDIT "D" in the total amount of R$ 51,417,736.03 (fifty-one million, four hundred seventeen thousand, seven hundred thirty-six reais and three centavos), equivalent to US$ 24,529,022.00 (twenty-four million, five hundred twenty-nine thousand and twenty-two United States dollars), considering the average value of R$ 2.0962 (two reais, nine hundred sixty-two ten- thousandths of a centavo), as the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of 03/13/2007, disclosed through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN, intended for the construction of a PSV 4500 type vessel, with the following basic characteristics: a) hull number: "WS-107"; b) gross tonnage: 4100t; c) molded length overall: 87.40m; d) molded breadth: 16.00m; e) molded depth: 7.50m; f) draft: 5.95m; and g) construction material: steel.

CLAUSE THREE – CONSENT: Present at this act, the INTERVENING DEPOSITARY – the FINANCED PARTY and Mr. LUÍS GUSTAVO BUENO MACHADO, already qualified in the preamble, declare their agreement with the changes introduced by this instrument, without interruption of the obligations assumed under the terms of the PUBLIC DEED now being amended.

CLAUSE FOUR – RATIFICATION OF PERSONAL GUARANTEES: This instrument is signed, as guarantor and principal payer, by the company REMOLCADORES ULTRATUG LTDA., enrolled with the CNPJ under No. 08.529.751/0001-01, represented herein by Mr. ENZO ALBERTO RAGAZZONE STRELOW, all already qualified in the preamble, and this guarantee is absolute, irrevocable, irreversible and unconditional, not allowing any type of exoneration, with the guarantor expressly waiving the benefits of articles 827, 830, 834, 835, 837 and 838, all of the Brazilian Civil Code, and assuming responsibility for the fulfillment of all obligations assumed by the FINANCED PARTY in this instrument.

CLAUSE FIVE – SPECIAL OBLIGATION: The FINANCED PARTY is also obliged, in the event of any of the situations provided for in article 826 of the Civil Code, to arrange, within 30 (thirty) days from the notification made to it by the LENDER, in writing, the replacement of the guarantor or the presentation of other guarantees, deemed acceptable, at the LENDER's discretion.

CLAUSE SIX – CLOSING: The LENDER and the FINANCED PARTY, with no intention to novate, declare that the referenced PUBLIC DEED is ratified in all its terms, clauses and conditions not expressly altered in this instrument, which is integrated therewith, forming a single and indivisible whole for all legal purposes, and shall be annotated on the margin of the registration mentioned above at the Notary's Office and Registry of Maritime Contracts of this city.

The FINANCED PARTY presented the following Certificates: a) Negative Certificate of Debts related to Social Security Contributions and Third Parties, number 000202012-17060820, issued on 02/02/2012, by the Federal Revenue Secretariat of Brazil, valid until 09/26/2012; b) Certificates from the 1st, 2nd, 3rd and 4th Offices of Distribution Records, showing nothing; c) Certificates from the 1st and 2nd Offices of Records of Interdictions and Guardianships, showing nothing; d) Certificate of Distribution of Civil, Criminal Actions, Tax Executions and Special Courts of the Federal Court, No. 2012.00585329, issued on 05/24/2012, showing nothing; e) FGTS Regularity Certificate (CRF), number 2012060122103335313170, issued on 06/05/2012, showing regular status; f) Joint Negative Certificate of Debts related to Federal Taxes and Active Debt of the Union, control code 7312.74FC.E980.C1A2, issued on 06/06/2012, valid until 12/03/2012, certifying that there are no pending issues in its name; g) receipt for submission of the Annual Social Information Report (RAIS), issued on 06/14/2012; h) Certificate of Encumbrance No. 00527/2010, issued by the Maritime Court regarding hulls "WS104", "WS105", "WS106" and "WS107", on 05/17/2012, showing Fiduciary Alienation/Reservation of Title of all hulls in favor of Banco do Brasil S/A; which instruments are filed in these Notarial Records, by xerox copy, of which I certify; By the Contracting Parties, it was declared that they accept the Certificates presented, with the distributions transcribed therein, and waive any other Certificates possibly not presented, exempting the Notary's Office and this Clerk from any and all Civil and Criminal liability. By the Contracting Parties, it was finally told to me that they authorize the Mr. Official of the Registry of Maritime Contracts to proceed with all Registrations and Annotations necessary for the Regularization of this instrument.

Thus they stated and requested that I draw up this present deed in my notes, which was read aloud before the contracting parties who accepted it as drafted, waiving instrumental witnesses in accordance with article 240 of the CNCGJ.

I certify that for this instrument, the following fees are due: R$ 1,137.60 table 8 No. 1; R$ 24.51 distribution; R$ 4.55 digitalization; R$ 6.82 IT; R$ 5.23 communication; R$ 11.37 filing; R$ 349.67 (20% of Law 3217/99); R$ 87.41 law 4.664/05; R$ 87.41 complementary law 111/06; R$ 582.78 table 7 note 12th; R$ 10.25 law 3761/02.

I, (a) Eliana Murce Pereira, Substitute, registration 94-9397, drew, read and close this present act collecting the signatures. And I, (a) Fábio Machado Melchiades de Souza, Substitute Notary, registration 94-4132, subscribe and sign it.

LENDER:

BANCO DO BRASIL S.A.

/s/ Carlos Augusto de Mattos Borba

Carlos Augusto de Mattos Borba

FINANCED PARTY:

MAGALLANES NAVEGAÇÃO BRASILEIRA S.A.

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

INTERVENING DEPOSITARY:

MAGALLANES NAVEGAÇÃO BRASILEIRA S.A.

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

INTERVENING GUARANTOR:

REMOLCADORES ULTRATUG LTDA.

/s/ Enzo Alberto Ragazzone Strelow

Enzo Alberto Ragazzone Strelow

INTERVENING DEPOSITARY:

/s/ Mark Piotr Juzwiak

Mark Piotr Juzwiak

CERTIFIED today June 18, 2012.

I certify that for this instrument, the following are due: R$ 14.75 from Table 1 No. 2; R$ 6.12 from Table 1 No. 5; R$ 3.41 from Table 1 No. 9; R$ 4.85 referring to Law 3217/99; R$ 1.21 referring to Law 4664/2005; R$ 1.21 referring to law 111/06.

And I, Eliana Murce Pereira, Substitute, registration 94-9397, subscribe and sign it.

/s/ Eliana Murce Pereira

[stamp of Eliana Murce Pereira]

SECOND AMENDMENT TO THE PUBLIC DEED OF FINANCING WITH RESOURCES FROM THE MERCHANT MARINE FUND, FIXED CREDIT LINE NO. 20/00502-4, ENTERED INTO BETWEEN BANCO DO BRASIL S.A. AND MAGALLANES NAVEGAÇÃO BRASILEIRA S/A, WITH THE INTERVENTION OF THIRD PARTIES, as follows:

BANCO DO BRASIL S.A., a mixed-capital company with its registered office in Brasília (Federal District), hereinafter referred to as the LENDER, through its branch 3309 – Office Corporate Banking – Rio de Janeiro, with its head office at Rua Lélio Gama, 105 - 4th floor, rooms 4001 and 4002, Centro, Rio de Janeiro - RJ, registered with the Ministry of Finance’s National Register of Legal Entities (CNPJ/MF) under no. 00.000.000/4560-80, represented by its duly authorised representative, Mr. JORGE MARCELO RODRIGUES DOS SANTOS, [*****], registered with the CPF under no. [*****], with a business address at the FINANCER’s head office, the undersigned, and, on the other hand, MAGALLANES NAVEGAÇÃO BRASILEIRA S/A., hereinafter referred to as the FINANCED PARTY, a private limited company, with its registered office at Rua da Quitanda, no. 86, room 501, 5th floor, Ed. Galeria – Centro, Rio de Janeiro – RJ, registered with the CNPJ/MF under number 07.191.820/0001-57, hereby represented by its Directors, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered with the CPF under no. [*****], and Mr. ARNALDO CALBUCKI FILHO, [*****], registered with the CPF under no. [*****], both with a business address at the registered office of the BORROWER, the undersigned; also appearing, as DEPOSITARY INTERVENER, the FINANCED PARTY, as described above, and jointly and severally Mr. LUIS GUSTAVO BUENO MACHADO, as named above, and as ASSIGNING INTERVENER, the company WILSON SONS OFFSHORE, a private limited company, with its registered office at Rua da Quitanda, no. 86, room 501.5, 5th floor, Ed. Galeria – Centro, Rio de Janeiro – RJ, registered with the CNPJ/MF under number 08.376.900/0001-40, hereby represented by its Directors, Mr. ARNALDO CALBUCCI FILHO, and Mr. LUÍS GUSTAVO BUENO MACHADO, as described above, has agreed to and accepted the following terms:

WHEREAS: the Parties entered into the Public Deed of Financing through Fixed Credit Facility with Resources from the Merchant Marine Fund - FMM No. 20/00502-4, executed on December 18, 2008 (DEED), with the purpose of financing the construction of 04 (four) offshore support vessels of the PSV (Platform Supply Vessel) type; the Parties formalized the First Amendment to the Public Deed of Financing with Funds from the Merchant Marine Fund, Fixed Credit Line No. 20/00502-4 (1st AMENDMENT), entered into on June 15, 2012, for the purpose of increasing the financing amount due to the additional allocation of funds, approved by the Board of Directors of the Merchant Marine Fund - CDFMM, through of Resolution No. 96 of May 12, 2011 December 2014, published in the Official Federal Gazette on June 22, 2011.

The parties resolve to enter into this amendment, which becomes an integral part of the DEED and the 1st AMENDMENT, for all legal purposes and effects, under the following clauses:

CLAUSE ONE – PURPOSE - This AMENDMENT aims to formalize the following changes as a result of the conditions approved by the LENDER and accepted by the BORROWER: (i) suspend six installments of principal and financial charges; (ii) exclude items “j” and “m” from Clause Eight – Early Maturity; (iii) change Clause Twenty – New Encumbrance; (iv) change Clause Twenty-Third – Fiduciary Assignment of Credit Rights of the DEED; and (v) change item “f” of Clause Thirty-Second – Other Obligations.

CLAUSE TWO – TEMPORARY SUSPENSION OF PAYMENTS – The FINANCIER and the FINANCED PARTY mutually and by agreement, hereby, suspend the payment of the principal installments and interest on the AGREEMENT for 6 (six) months, with the start of the suspension period COUNTED FROM the date of RECEIPT OF THE AMENDMENT by the FINANCIER applied to the next six due installments, without changing the final maturity of the operation and without changing the interest rate, as provided, respectively, in the clauses relating to the PAYMENT METHOD and FINANCIAL CHARGES of the AGREEMENT, subject to the grace period limits for interest and principal established in Resolution No. 3,828, of December 17, 2009, of the National Monetary Council, or other CMN Resolutions regarding the application of resources from this Fund, in the case of operations with resources from the Merchant Marine Fund.

PARAGRAPH ONE - The amount that was not paid during the suspension period regarding the principal installments and financial charges, referred to in the head provision of this Clause, shall be capitalized at each financial maturity event, accrued and diluted over the remaining term of the operation, and shall become due under the terms of the PAYMENT METHOD and FINANCIAL CHARGES Clauses of the AGREEMENT, together with the upcoming installments.

CLAUSE THREE – EARLY MATURITY - The FINANCIER and the FINANCED PARTY mutually and by agreement exclude items “j” and “m” from the First Paragraph of Clause Eight – Early Maturity.

CLAUSE FOUR - NEW ENCUMBRANCE - THE FINANCER and the FINANCED PARTY justly and agree to amend Clause Twenty - New Encumbrance in the DEED, which shall now be in force with the following wording:

CLAUSE TWENTY - NEW ENCUMBRANCE - It is established that in cases of alienation, lease, assignment, transfer (except as authorized in CLAUSE FIFTEEN, SOLE PARAGRAPH) or any form of encumbrance of the assets constituting the guarantee in favor of FINANCER, individually, to block and retain, on the date of occurrence of any default, until the regularization of the respective obligations assumed by the FINANCED PARTY, funds deposited in the CENTRALIZING ACCOUNT, described in paragraph Two above, up to the limit of the amounts due and unpaid under the terms of this Public Deed, until the regularization of the obligations assumed by the FINANCED PARTY in this Public Deed, as well as to transfer the funds deposited in the RESERVE ACCOUNT, described in Clause Thirty-Second - item T, for total or partial settlement of the debts arising from this Public Deed.

FOURTH PARAGRAPH - Upon the deposit of any amounts into the CENTRALIZING ACCOUNT, the LENDER shall first verify if there is and persists, on that date, any default in payment of any amounts owed by the BORROWER to the LENDER under this Public Deed, including any possible replenishment of the RESERVE ACCOUNT. If there are no due and unpaid payments, the LENDER shall, within a maximum of 2 (two) business days from the date the said deposit is made, transfer the deposited funds to the BORROWER's DEPOSIT ACCOUNT maintained with Agency 3309-X Corp Bank Rio de Janeiro (RJ) of the LENDER. Only if there are any due and unpaid payments or insufficiency in the RESERVE ACCOUNT balance, the LENDER shall block, retain, and debit exclusively the amount due and unpaid by the BORROWER to settle the same or to replenish the RESERVE ACCOUNT balance, and shall also transfer, within a maximum of 2 (two) business days from the date the said deposit is made, the remaining funds, if any, to the same DEPOSIT ACCOUNT of the BORROWER maintained with Agency 3309-X Corp Bank Rio de Janeiro (RJ) of the LENDER.

CLAUSE SIX - THE FINANCER and the FINANCED PARTY have just and agreed amend item "f" of Clause Thirty-Second - Other Obligations, which shall now be in force with the following wording:

"CLAUSE THIRTY-TWO – OTHER OBLIGATIONS – The BORROWER undertakes to: [...] f) Establish, no later than June 18, 2011, the sixth month prior to the end of the grace period referred to in the SOLE PARAGRAPH of CLAUSE FIVE, a "debt service reserve account," containing a minimum balance of 3 (three) future installments of the Outstanding Balance, to be maintained until the settlement of this Public Deed (the "RESERVE ACCOUNT"). The RESERVE ACCOUNT shall be owned by the BORROWER, opened under account no. [*****] at Agency 3309-X Corporate Banking Office, of Banco do Brasil, and shall be operated exclusively by the LENDER through the transfer mechanism, with no checks or any other means of withdrawal being permitted against it."

CLAUSE SEVEN - RESCHEDULING FEE - THE FINANCED PARTY authorizes the FINANCER to debit from its deposit account the fee for third parties, without the prior consent of the FINANCER, the credit will become prematurely due.

CLAUSE FIVE – ASSIGNMENT OF CREDIT RIGHTS - The FINANCIER and the FINANCED PARTY mutually and by agreement change Clause Twenty-Third – Fiduciary Assignment of Credit Rights in the DEED, which shall be effective with the following wording:

CLAUSE TWENTY-THREE – ASSIGNMENT OF CREDIT RIGHTS – As a means of securing the effective payment of the debt arising from this instrument, comprising the principal, interest, monetary adjustment and other statutory and contractual obligations, the BORROWER irrevocably and irreversibly assigns and transfers to the LENDER, hereby and in the best legal form, on a pro solvendo basis and subject to a resolutive condition, the rights to the revenue stream from charter/operations provided by the financed vessels – an operation formalised by means of the Deed of Public Registry hereby amended – and/or from other vessels owned by the companies MAGALLANES NAVEGAÇÃO BRASILEIRA S/A. a private limited company, with its registered office at Rua da Quitanda, no. 86, room 501, 5th floor, Ed. Galeria - Centro, Rio de Janeiro - RJ, enrolled in CNPJ/MF under No. 07,191,820/0001-57 and WILSON SONS OFFSHORE S.A. closely-held corporation, with headquarters at Rua da Quitanda, No. 86, room 501, 5th floor, Ed. Galeria - Centro, Rio de Janeiro - RJ, registered with the CNPJ/MF under number 08.376.900/0001-40, and also transfers the funds deposited in the CENTRALISED ACCOUNT, the monthly amount of which must reach a minimum of US$986,670.00 (nine hundred and eighty-six thousand, six hundred and seventy United States dollars), equivalent to US$32,889.00 per day.

PARAGRAPH ONE - The Parties agree that the FINANCED PARTY may make the vessels available for use by other companies, with the prior knowledge of the FINANCIER, and provided that such availability does not conflict with the terms and conditions of this Public Deed, and also that the contracts representing the chartering services must respect the same revenue generation parameters of the contracts identified in the head provision of this clause.

PARAGRAPH TWO - The revenues that make up the assigned flow shall be deposited into the CENTRALIZING ACCOUNT linked to this operation, owned by the BORROWER and opened under No. 183.197- 6, at Agency 3309-X Corporate Bank Rio de Janeiro (RJ), of Banco do Brasil, which shall exclusively receive the revenues referred to in the caput of this clause. The CENTRALIZING ACCOUNT shall be operated exclusively by the LENDER, through the transfer mechanism, and no checks or any other means of withdrawal are permitted.

PARAGRAPH THREE - The FINANCED PARTY grants to the FINANCER, a power of attorney with special powers, irrevocable and irreversible, for the purposes of the provisions in paragraph Two above, of the Brazilian Civil Code, article 686 - sole paragraph, which power of attorney will be in effect until the full settlement of all obligations provided for in this Public Deed, and the financing rescheduling fee, in the total amount of R$ 995,468.76 (nine hundred ninety-five thousand, four hundred sixty-eight reais and seventy-six centavos), in 2 (two) installments of R$ 497,734.38 (four hundred ninety-seven thousand, seven hundred thirty-four reais and thirty-eight centavos) each, the first on the date of formalization of the Amendment and the second in December 2020, as provided in art. 15, item III, of Bacen Resolution 3,828 of December 17, 2009.

CLAUSE EIGHT – CONSENT – Present at this meeting are the GUARANTOR, the BORROWER, and the DEPOSITARY – Mr. LUÍS GUSTAVO BUENO MACHADO and the INTERVENING ASSIGNOR, already qualified in the preamble, declare their agreement with the changes introduced by this Instrument, without interruption of the obligations assumed under the terms of the PUBLIC DEED and AMENDMENTS now being amended.

CLAUSE NINE - CLOSING – Thus agreed, the FINANCIER, the FINANCED PARTY and the INTERVENING PARTIES, declaring no intention to novate, declare that the PUBLIC DEED now amended and its respective AMENDMENTS are ratified in all their terms, clauses and conditions not expressly altered in this instrument, which is integrated therewith, forming a single and indivisible whole for all legal purposes, and shall be annotated on the margin of the registration with the competent registry office.

This document is signed in 05 (five) counterparts of equal content and for the same purpose, together with the two witnesses undersigned.

Rio de Janeiro, September 24, 2020.

FINANCIER:

BANCO DO BRASIL S.A.

Branch 3309-X - Escrit. Corporate Banking - RJ

CNPJ: 00.000.000/4560-80

/s/ Jorge Marcelo Rodrigues dos Santos

Jorge Marcelo Rodrigues dos Santos

FINANCED:

MAGALLANES NAVEGACAO BRASILEIRA S.A.

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

DEPOSITARY INTERVENOR:

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

MAGALLANES NAVEGACAO BRASILEIRA S.A.

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

ASSIGNOR INTERVENOR:

WILSON SONS OFFSHORE S.A.

CNPJ: 08.376.900/0001-40

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

WITNESSES:

[SIGNATURE]

Name: [*****]

[SIGNATURE]

Name: [*****]

THIRD AMENDMENT TO THE PUBLIC DEED OF FINANCING WITH RESOURCES FROM THE MERCHANT MARINE FUND, OPENING OF FIXED CREDIT No. 20/00502-4, ENTERED INTO BETWEEN BANCO DO BRASIL S.A. AND MAGALLANES NAVEGAÇÃO BRASILEIRA S/A, WITH THIRD-PARTY INTERVENTION, in the form below:

BANCO DO BRASIL S.A., a mixed-capital company, with its registered office in Brasília (Federal District), hereinafter referred to simply as the LENDER, through its branch 3309 – Office Corporate Banking Rio de Janeiro, with its head office at Rua Lélio Gama, no. 105 - 4th floor, rooms 4001 and 4002, Centro, Rio de Janeiro - RJ, registered with the National Register of Legal Entities of the Ministry of Finance (CNPJ/MF) under no. 00.000.000/4560-80, represented by its duly authorized attorney-in-fact, Mr. JORGE MARCELO RODRIGUES DOS SANTOS, [*****], registered with the CPF under no. [*****], with a business address at the LENDER's head office, undersigned; and, on the other side, MAGALLANES NAVEGAÇÃO BRASILEIRA S/A., hereinafter referred to as the BORROWER, a closely-held corporation, with its registered office at Rua da Quitanda, no. 86, room 501, 5th floor, Ed. Galeria – Centro, Rio de Janeiro - RJ, registered with the CNPJ/MF under no. 07.191.820/0001-57, in this act represented by its Directors, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered with the CPF under no. [*****], and Mr. ARNALDO CALBUCCI FILHO, [*****], registered with the CPF under no. [*****], both with business address at the BORROWER's head office, undersigned; also appearing, as DEPOSITARY INTERVENING PARTY, the BORROWER, qualified above, and jointly and severally WILSON SONS ULTRATUG PARTICIPAÇÕES S.A., a closely-held corporation, with headquarters at Rua da Quitanda, no. 86, room 501, 5th floor, Ed. Galeria – Centro, Rio de Janeiro - RJ, registered with the CNPJ/MF under no. 04.017.196/0001-88, in this act represented by its Directors, Mr. LUÍS GUSTAVO BUENO MACHADO and Mr. ARNALDO CALBUCCI FILHO, qualified above, and as ASSIGNOR INTERVENING PARTY, the company WILSON SONS OFFSHORE, a closely- held corporation, with registered office at Rua da Quitanda, no. 86, room 501, 5th floor, Ed. Galeria – Centro, Rio de Janeiro - RJ, registered with the CNPJ/MF under no. 08.376.900/0001-40, in this act represented by its Directors, Mr. ARNALDO CALBUCCI FILHO and Mr. LUÍS GUSTAVO BUENO MACHADO, qualified above.

The parties resolve to enter into this amendment, which becomes an integral part of the DEED, the 1st AMENDMENT and the 2nd AMENDMENT, for all legal purposes and effects, under the following clauses:

CLAUSE ONE - PURPOSE - This AMENDMENT aims to formalize the following changes as a result of the conditions approved by the LENDER and accepted by the BORROWER: (i) replace the INTERVENING DEPOSITARY.

CLAUSE TWO - REPLACEMENT OF THE INTERVENING DEPOSITARY - The BORROWER and the LENDER have agreed in this act to amend the PUBLIC DEED, replacing the FAITHFUL DEPOSITARY, Mr. LUIS GUSTAVO BUENO MACHADO, with the company WILSON SONS ULTRATUG PARTICIPAÇÕES S.A., CNPJ: 04.017.196/0001- 88, as provided in the FIRST PARAGRAPH of CLAUSE THIRTY-ONE - INTERVENING DEPOSITARY.

CLAUSE THREE - CONSENT - Present at this act, the GUARANTOR INTERVENING PARTY, the BORROWER, the INTERVENING DEPOSITARY the BORROWER and WILSON SONS ULTRATUG PARTICIPAÇÕES S.A., and the ASSIGNOR INTERVENING PARTY, already qualified in the preamble, declare their agreement with the changes introduced by this Instrument, without interruption of the obligations assumed under the terms of the PUBLIC DEED and AMENDMENTS now being amended.

CLAUSE FOUR - CLOSING - Thus agreed, the LENDER, the BORROWER and the INTERVENING PARTIES, declaring no intention to novate, declare that the PUBLIC DEED now amended and its respective AMENDMENTS are ratified in all their terms, clauses and conditions not expressly altered in this instrument, which is integrated therewith, forming a single and indivisible whole for all legal purposes, and shall be annotated on the margin of the registration with the competent registry office.

This document is signed in 03 (three) counterparts of equal content and for the same purpose, together with the two witnesses undersigned.

Rio de Janeiro, December 28, 2020.

LENDER:

BANCO DO BRASIL S.A.

Branch 3309-X - Escrit. Corporate Banking - RJ

CNPJ: 00.000.000/4560-80

/s/ Jorge Marcelo Rodrigues dos Santos

Jorge Marcelo Rodrigues dos Santos

BORROWER:

MAGALLANES NAVEGAÇÃO BRASILEIRA S/A

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

DEPOSITARY INTERVENING PARTY:

WILSON SONS ULTRATUG PARTICIPAÇÕES S.A.

CNPJ: 04.017.196/0001-88

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

MAGALLANES NAVEGAÇÃO BRASILEIRA S/A

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

ASSIGNOR INTERVENING PARTY:

WILSON SONS OFFSHORE S.A.

CNPJ: 08.376.900/0001-40

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

WITNESSES:

[signed]

Name: [*****]

[signed]

Name: [*****]

FOURTH AMENDMENT TO THE PUBLIC DEED OF FINANCING WITH RESOURCES FROM THE MERCHANT MARINE FUND, FIXED CREDIT LINE NO. 20/00502-4, ENTERED INTO BETWEEN BANCO DO BRASIL S.A. AND MAGALLANES NAVEGAÇÃO BRASILEIRA S/A, WITH THE INTERVENTION OF THIRD PARTIES, as follows:

BANCO DO BRASIL S.A., a mixed-capital company with its registered office in Brasília (Federal District), hereinafter referred to as the LENDER, through its branch 3309 – Office Corporate Banking – Rio de Janeiro, with its head office at Rua Lélio Gama, 105 - 4th floor, rooms 4001 and 4002, Centro, Rio de Janeiro - RJ, registered with the Ministry of Economy’s National Register of Legal Entities (CNPJ/ME) under no. 00.000.000/4560-80, represented by its duly authorised representative, Mr. FRANCO ALESSANDRO MANTELLI, [*****], enrolled with the CPF under no. [*****] and E- mail: [*****], with business address at the LENDER's headquarters, undersigned, and, on the other hand, MAGALLANES NAVEGAÇÃO BRASILEIRA S/A., hereinafter referred to as FINANCED PARTY, a corporation – closed capital, headquartered in Rio de Janeiro - RJ, at Rua da Quitanda 86, 5th floor, room 501, District: Centro, ZIP Code: 20.091-005, E-mail: [*****]. And enrolled in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under no. 07,191,820/0001-57, hereby represented by its Directors, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], enrolled with the CPF under no. [*****] and E-mail: [*****]. and Mr. ARNALDO CALBUCCI FILHO, [*****], enrolled with the CPF under no. [*****] and E-mail: [*****], both with business address at the FINANCED PARTY's headquarters, undersigned; also appearing, as INTERVENING DEPOSITARY, the FINANCED PARTY, qualified above, and jointly and severally WILSON SONS ULTRATUG PARTICIPACOES S.A., a corporation – closed capital, headquartered in Rio de Janeiro - RJ, at Rua da Quitanda 86, 5th floor, room 501, District: Centro, ZIP Code: 20.091-005, E-mail: Does not have an email address. And enrolled in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under no. 04,017,196/0001-88, hereby represented by its Directors, Mr. LUÍS GUSTAVO BUENO MACHADO and Mr. ARNALDO CALBUCCI FILHO, qualified above, and as INTERVENING ASSIGNOR, the company WILSON SONS OFFSHORE S.A., a corporation – closed capital, headquartered in Rio de Janeiro - RJ, at Rua da Quitanda - Edifício Galeria 86 – 5th floor - room 501, District: Centro, ZIP Code: 20.091-005, E- mail: [*****] and enrolled in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under no. 08,376,900/0001-40, hereby represented by its Directors, Mr. ARNALDO CALBUCCI FILHO, and Mr. LUÍS GUSTAVO BUENO MACHADO, qualified.

The parties resolve to enter into this amendment, which becomes an integral part of the DEED, the 1st AMENDMENT, the 2nd AMENDMENT and the 3rd AMENDMENT, for all legal purposes and effects, under the following clauses:

CLAUSE ONE – PURPOSE - This AMENDMENT aims to formalize the following changes as a result of the conditions approved by the LENDER and accepted by the BORROWER: (i) change the maturity date of the transaction and, (ii) change the caput of Clause Seven – Form of Payment.

CLAUSE TWO - CHANGE IN MATURITY DATE - The FINANCED PARTY and the FINANCIER mutually and by agreement, hereby, change the term of the instrument now being amended by 02 (two) years, and the FINANCED PARTY is obliged to pay, on 12/18/2030, all responsibilities arising from it, including principal, fee, monetary adjustment, interest, other accessories and any expenses, regardless of any judicial or extrajudicial notice or summons.

CLAUSE THREE – CHANGE OF PAYMENT METHOD - The FINANCED PARTY and the FINANCIER mutually and by agreement, hereby, change the head provision of CLAUSE SEVEN – PAYMENT METHOD of the Instrument now being amended, which shall be effective with the following wording:

“CLAUSE SEVEN – FORM OF PAYMENT - Without prejudice to the maturity stipulated in CLAUSE FIVE – TERM and the amounts due provided in the other clauses, including financial charges, the OUTSTANDING BALANCE resulting from this Instrument, after the GRACE PERIOD indicated in the first paragraph of this clause, shall be paid in 228 (two hundred and twenty-eight) monthly and successive installments, by automatic debit from the FINANCED PARTY's deposit account maintained with Branch [*****]-X Escrit. Corporate Banking - Rio de Janeiro, the first installment falling due on 01/18/2012 and the last on 12/18/2030, each of them, on their respective due dates, corresponding to the result of dividing the adjusted OUTSTANDING BALANCE – excluding any installments due and already paid – by the number of installments to be paid.”

CLAUSE FOUR - CONSENT - Present at this act, the GUARANTOR INTERVENING PARTY, the FINANCED PARTY, the DEPOSITARY INTERVENING PARTY - the FINANCED PARTY and WILSON SONS ULTRATUG PARTICIPAÇÕES S.A. and the ASSIGNOR INTERVENING PARTY, already qualified in the preamble, declare their agreement with the changes introduced by this Instrument, without interruption of the obligations assumed under the terms of the PUBLIC DEED and AMENDMENTS now being amended.

CLAUSE FIVE – PRECEDENT CONDITIONS - Subject to the other terms and conditions of this Agreement, the changes provided for in Clauses Two and Three will be implemented upon delivery of the following documents, in form and substance satisfactory to the Financier: i) Consent Letter from Remolcadores Ultratug Limitada and Inversiones Magallanes Limitada; ii) Legal Opinion; and iii) their respective apostilles and sworn translations, as applicable.

CLAUSE SIX – CLOSING: Thus agreed, the FINANCER, the FINANCED PARTY and the INTERVENING PARTIES, declaring no intention to novate, declare that the PUBLIC DEED now being amended and its respective AMENDMENTS are ratified in all their terms, clauses and conditions not expressly are ratified in all their terms, clauses and conditions not expressly altered in this instrument, which integrates with it, forming a single and indivisible whole for all legal purposes, and shall be noted in the margin of the registration at the competent notary office.

This document is signed in 03 (three) counterparts of equal content and for the same purpose, together with the two witnesses undersigned.

Rio de Janeiro, June 13, 2022.

FINANCIER:

BANCO DO BRASIL S.A.

Branch 3309-X - Escrit. Corporate Banking - Rio de Janeiro

CNPJ: 00.000.000/4560-80

/s/ Franco Alessandro Mantelli

Franco Alessandro Mantelli

FINANCED:

MAGALLANES NAVEGACAO BRASILEIRA S/A

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

DEPOSITARY INTERVENOR:

WILSON SONS ULTRATUG PARTICIPAÇÕES S.A.

CNPJ: 04.017.196/0001-88

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

MAGALLANES NAVEGACAO BRASILEIRA S/A

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

ASSIGNOR INTERVENOR:

WILSON SONS OFFSHORE S.A.

CNPJ: 08.376.900/0001-40

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

WITNESSES:

[SIGNATURE]

[SIGNATURE]

FIFTH AMENDMENT TO THE PUBLIC DEED OF FINANCING WITH RESOURCES FROM THE MERCHANT MARINE FUND, OPENING OF FIXED CREDIT NO. 20/00502-4, ENTERED INTO BETWEEN BANCO DO BRASIL S.A. And MAGALLANES NAVEGAÇÃO BRASILEIRA S/A, WITH THIRD-PARTY INTERVENTION, as stated below:

BANCO DO BRASIL S.A., a government- controlled company, headquartered in Brasília - DF, herein abbreviated as LENDER, by its agency 3309 CIB Grande Rio, headquartered at Av. República do Chile, no. 300 – 9º andar, Torre Leste, Centro, Rio de Janeiro - RJ, registered in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under No. 00.000.000/4560-80, represented by its attorney-in-fact, Mr. MARCOS VINÍCUIS DA SILVA INACIO LEANDRO, [*****], registered in the CPF under No. [*****] and E-mail: [*****], with business address at the LENDER's headquarters, undersigned and, on the other hand, MAGALLANES NAVEGAÇÃO BRASILEIRA S/A, herein referred to as BORROWER, a privately held company, headquartered in Rio de Janeiro - RJ, at Rua da Quitanda 86, 5º andar, sala 501, Bairro: Centro, CEP.: 20.091-005, E-mail: Does not have an email address and registered in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under No. 07.191.820/0001-57, herein represented by its Managers, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered in the CPF under No. [*****] and E-mail: [*****] and Mr. FERNANDO DE CASTRO VILLELA, [*****], registered in the CPF under No. [*****] and E- mail: [*****], both with business address at the BORROWER’s headquarters, undersigned; also appearing, as INTERVENING GUARANTOR, TIDEWATER INC., a company duly organized and existing under the laws of the State of Delaware, United States of America, with registered office at Capitol Services, Inc., at 108 Lakeland Avenue, City of Dover, County of Kent, State of Delaware, CEP 19901, United States of America, registered under No. 496908 with the Secretary of the State of Delaware, hereinafter simply referred to as INTERVENING GUARANTOR, represented by its attorney-in-fact, Ms. MARIA CRISTINA CARVALHAL ESPOSITO, [*****], registered in the CPF under No. [*****] and E-mail: [*****], with address at [*****], undersigned; as INTERVENING DEPOSITARY, the BORROWER, above qualified and jointly and severally liable WILSON SONS ULTRATUG PARTICIPAÇÕES S.A., a privately held company, headquartered in Rio de Janeiro - RJ, at R da Quitanda 86, 5º andar, sala 501, Bairro: Centro, CEP.: 20.091-005, E-mail: does not have an email address and registered in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under No. 04.017.196/0001-88, herein represented by its Managers, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered in the CPF under No. [*****] and E-mail: [*****] and Mr. FERNANDO DE CASTRO VILLELA, [*****], registered in the CPF under No. [*****] and e-mail: [*****], both with business address at the BORROWER's headquarters, and as INTERVENING GRANTOR, the company WILSON SONS OFFSHORE S.A., a privately held company, headquartered in Rio de Janeiro - RJ, at R da Quitanda 86, 5º andar, sala 501, Bairro: Centro, CEP.: 20.091-005, E-mail: financeiro@wsut.com.br and registered in the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under No. 08.376.900/0001-40, herein represented by its Managers, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered in the CPF under No. [*****] and E-mail: [*****] and Mr. FERNANDO DE CASTRO VILLELA, [*****], registered in the CPF under No. [*****] and E-mail: [*****], both with business address at the BORROWER's headquarters.

WHEREAS:

a) the Parties formalized the Public Deed of Financing by Opening a Fixed Credit with Resources from the Merchant Marine Fund – FMM No. 20/00502-4, entered into on December 18, 2008 (“DEED”), with the purpose of financing the construction of 04 (four) PSV (Platform Supply Vessel) type maritime support vessels;

b) the Parties formalized the First Amendment to the Public Deed of Financing with Resources from the Merchant Marine Fund, Opening of Fixed Credit No. 20/00502- 4 (“1st AMENDMENT”) on June 15, 2012, in order to increase the amount of financing due to supplementation of resources;

c) the Parties formalized other amendments to the Public Deed of Financing with Resources from the Merchant Marine Fund, Opening of Fixed Credit No. 20/00502-4, namely (i) September 24, 2020, the Second Amendment (“2nd AMENDMENT”); (ii) on December 28, 2020, the Third Amendment (“3rd AMENDMENT”), with the purpose of replacing the intervening depositary; and (iii) on June 13, 2022, the Fourth Amendment (“4th AMENDMENT”), with the purpose of changing the maturity and payment method of the transaction. (together with the 1st AMENDMENT, "AMENDMENTS");

The parties resolve to enter into this 5th AMENDMENT, which becomes an integral part of the DEED and AMENDMENTS, for all legal purposes and effects, pursuant to the following clauses:

CLAUSE ONE – PURPOSE – The purpose of this 5th AMENDMENT is, by virtue of the conditions approved by the LENDER and accepted by the BORROWER, to formalize the following changes: (i) to amend clause sixteen of the DEED and (ii) promote the replacement of the personal guarantees previously provided by INVERSIONES MAGALLANES LIMITADA and REMOLCADORES ULTRATUG LTDA. (“Replaced Guarantors”), under the terms and conditions set forth herein.

CLAUSE TWO – EXCLUSION OF PREVIOUS GUARANTEES – The Corporate Guarantee Letter issued by INVERSIONES MAGALLANES LIMITADA and the Guarantee provided by REMOLCADORES ULTRATUG LTDA., are excluded from the guarantees of the operation, subject, however, to the provisions of this 5th AMENDMENT regarding the moment of effectiveness of the replacement and the responsibility for past acts and facts.

CLAUSE THREE – INCLUSION OF GUARANTOR – TIDEWATER INC. becomes part of the operation as guarantor and principal payer and thus, as INTERVENING GUARANTOR, this guarantee being absolute, irrevocable, irreversible, solidary and unconditional, not involving any type of exemption, expressly waiving the benefits of articles 827, 830, 834, 835, 837 and 838 of the Civil Code. The INTERVENING GUARANTOR assumes an obligation corresponding to 100% (one hundred percent) of the Debt Balance of the operation, covering principal, interest, financial charges, expenses, costs and other obligations arising from the DEED and its AMENDMENTS.

PARAGRAPH ONE – The obligation assumed by the INTERVENING GUARANTOR is provided in addition to the other guarantees maintained in the operation, without prejudice to the fiduciary sale, the fiduciary assignment of credit rights, the reserve account and other guarantees and contractual obligations already existing and not amended by this instrument.

PARAGRAPH TWO – The INTERVENING GUARANTOR declares to be fully aware of the content of the DEED and the AMENDMENTS, previously entered into, and the guaranteed obligations, being obliged in the exact terms provided herein, without solution of continuity of the contractual coverage required by the LENDER.

CLAUSE FOUR – SUCCESSION OF CONTRACTUAL REFERENCES – All references contained in the DEED and AMENDMENTS to INVERSIONES MAGALLANES LIMITADA and REMOLCADORES ULTRATUG LTDA. exclusively with regard to the personal guarantee obligations then in force expressly assumed by them, as of the effectiveness of this instrument, subject to Clause Seven and other provisions of this 5th AMENDMENT, shall be understood as references to TIDEWATER INC, as INTERVENING GUARANTOR.

SOLE PARAGRAPH – The replacement of the guarantees does not imply novation of the debt, remission, discharge, reduction of the level of coverage required by the LENDER, nor does it exclude the responsibility of the Replaced Guarantors for the acts and facts that occurred during the period in which they appeared as guarantors of the operation, until the effective implementation and effectiveness of the new guarantee.

CLAUSE FIVE – STANDBY LETTER OF CREDIT – Clause Sixteen – Standby Letter of Credit of the DEED, becomes effective with the following wording:

[...]

CLAUSE SIXTEEN – STANDBY LETTER OF CREDIT OR BANK GUARANTEE – As a guarantee of the faithful, punctual and full compliance with all obligations assumed by the BORROWER under this Public Deed, the BORROWER undertakes to maintain, throughout the term of the operation, Standby Letter of Credit (SBLC) or Bank Guarantee, issued by a financial institution accepted by the LENDER, in an amount equivalent to 20% (twenty percent) of the Debt Balance.

PARAGRAPH ONE – The Standby Letter of Credit or the Bank Guarantee shall remain valid and effective throughout the term of the operation, and shall be renewed, replaced or extended whenever necessary, in order to ensure the uninterrupted maintenance of the coverage required by the LENDER.

PARAGRAPH TWO – The guarantor financial institution shall have financial capacity and credit conditions considered satisfactory by the LENDER, which may require its replacement if it fails to meet the risk and eligibility criteria adopted by the LENDER, in which case the BORROWER shall have a period of thirty (30) calendar days to submit a new Standby Letter of Credit or Bank Guarantee that meets the risk and eligibility criteria adopted by the LENDER.

PARAGRAPH THREE – The replacement of the Standby Letter of Credit by Bank Guarantee, or vice versa, will not depend on a new contractual amendment, provided that it is previously accepted by the LENDER and subject to the conditions set forth in this Clause.

PARAGRAPH FOUR – Failure to comply with the obligation to maintain the guarantee provided for in this Clause shall constitute a breach of contract, subjecting the BORROWER to the consequences provided for in this Public Deed.

[...]

CLAUSE SIX – RELEASE OF PREVIOUS GUARANTORS – As a result of the replacement of the personal guarantees approved by the LENDER, INVERSIONES MAGALLANES LIMITADA and REMOLCADORES ULTRATUG LTDA. are released from the condition of guarantors of the operation, subject to the conditions and reservations provided for in this 5th AMENDMENT.

PARAGRAPH ONE – The release will be conditioned to the implementation and full effectiveness of the guarantee now provided by TIDEWATER INC. (“Guarantee”) and compliance with the conditions precedent provided for in Clause Seven of this 5th AMENDMENT.

PARAGRAPH TWO – From the effectiveness of the changes promoted by this 5th AMENDMENT, TIDEWATER INC. will be responsible for all the guaranteed obligations of the operation, within the limits and conditions provided for in the DEED, in the AMENDMENTS and in this instrument.

PARAGRAPH THREE – This release does not imply novation, remission, discharge or amendment of the obligations of the BORROWER, and all main and ancillary obligations of the operation remain in force, except as expressly amended by this AMENDMENT.

PARAGRAPH FOUR – The Replaced Guarantors remain responsible for the acts and facts that occurred during the period in which they appeared as guarantors of the operation, until the effective replacement of the guarantees, not being reached by this release any past liabilities that may exist.

CLAUSE SEVEN – CONDITIONS PRECEDENT TO EFFECTIVENESS – The full effectiveness of the changes made by this 5th AMENDMENT, including the Guarantee hereby provided by TIDEWATER INC. and the release of the Replaced Guarantors, is conditioned, at the sole discretion of the LENDER, to the receipt, in satisfactory form and substance, of the documents and measures indicated below:

I – documents proving the regular constitution, existence and representation of TIDEWATER INC., including its articles of incorporation, certificates or equivalent documents of regularity, duly apostilled or legalized, as applicable;

II – corporate acts and/or internal resolutions of TIDEWATER INC. authorizing the provision of the guarantee and the execution of this 5th AMENDMENT, with sufficient proof of the powers of the signatories;

III – documents representing the signatories of TIDEWATER INC., including powers of attorney, if any, accompanied by the respective formalities of validity, apostille/legalization and sworn translation, when applicable;

IV – sworn translations into Portuguese of all documents issued in a foreign language that, at the discretion of the LENDER or by legal/notary requirement, must instruct the formalization, registration or annotation of this 5th AMENDMENT;

V – legal opinion, under the terms of the attached sample, or in the alternative, in a format and content satisfactory to the LENDER, regarding the capacity, constitution, representation and validly assumption of the fiduciary obligation by TIDEWATER INC., if requested by the LENDER;

VI – proof of the adoption of all acts necessary for the registration, annotation or publicity of this 5th AMENDMENT before the competent bodies and registries, when applicable; and

VII - Formalization of all guarantees provided, including, but not limited to, the Standby Letter of Credit or the Bank Guarantee, in a format and content satisfactory to the LENDER.

SOLE PARAGRAPH – Until the full implementation of the conditions precedent provided for in this Clause, upon express formal manifestation of the LENDER, the contractual provisions and guarantees previously constituted will remain in effect and in full force, without prejudice to the validity and effectiveness of the waiver issued by the LENDER, on July 7, 2026, for the exclusive purpose of consenting to the corporate reorganization, which does not replace the formalization promoted by this AMENDMENT.

CLAUSE EIGHT – RATIFICATION – All other clauses, terms and conditions of the PUBLIC DEED of Financing No. 20/00502-4 and the AMENDMENTS previously entered into, not expressly amended by this instrument, remain ratified, with no intention to novate the obligations assumed.

CLAUSE NINE – CONSENT – Present to this act, the BORROWER, the INTERVENING GUARANTOR, the INTERVENING DEPOSITARY, WILSON SONS ULTRATUG PARTICIPAÇÕES S.A. and the INTERVENING GRANTOR, already qualified in the preamble, declare to agree with the changes introduced by this Instrument, without solution of continuity of the obligations assumed under the terms of the PUBLIC DEED and AMENDMENTS hereby added.

CLAUSE TEN – CLOSING – In witness whereof, the LENDER, the BORROWER, the INTERVENING GUARANTOR, the INTERVENING DEPOSITARY, WILSON SONS ULTRATUG PARTICIPAÇÕES S.A. and the INTERVENING GRANTOR declaring that there is no intention to novate, declare that the DEED hereby amended and its respective AMENDMENTS are ratified in all its terms, clauses and conditions not expressly amended in this instrument, which is integrated into it, forming a single and indivisible whole for all legal purposes, and will be registered in the margin of registration with the competent notary.

Rio de Janeiro, 18 August, 2026.

LENDER:

BANCO DO BRASIL S.A.

Branch 3309-X - CIB Grande Rio

CNPJ: 00.000.000/4560-80

/s/ Marco Vinícius da Silva Inacio Leandro

Marco Vinícius da Silva Inacio Leandro

BORROWER:

MAGALLANES NAVEGAÇÃO BRASILEIRA S/A

CNPJ: 07.191.820/0001-57

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Fernando de Castro Villela

Fernando de Castro Villela

INTERVENING GUARANTOR:

TIDEWATER INC.

/s/ Maria Cristina Carvalhal Esposito

Maria Cristina Carvalhal Esposito

INTERVENING DEPOSITARY:

WILSON SONS ULTRATUG PARTICIPAÇÕES S.A.

CNPJ: 04.017.196/0001-88

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Fernando de Castro Villela

Fernando de Castro Villela

INTERVENING GRANTOR:

WILSON SONS OFFSHORE S.A.

CNPJ: 08.376.900/0001-40

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

/s/ Fernando de Castro Villela

Fernando de Castro Villela